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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
MDU COMMUNICATIONS INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        Not Applicable

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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	(2)	Form, Schedule or Registration Statement No.: Not Applicable
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	(4)	Date Filed: Not Applicable

MDU COMMUNICATIONS INTERNATIONAL, INC.
60-D Commerce Way
Totowa, New Jersey 07512
Tel: (973) 237-9499
Fax: (973) 237-9243

July 2, 2004

Dear Stockholders:

        You are cordially invited to attend the Annual Meeting of Stockholders of MDU Communications International, Inc. (the "Company") to be held at 10:00 a.m. (EST) on Thursday, August 5, 2004, at 60-D Commerce Way, Totowa, New Jersey 07512.

        In addition to the items set forth in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, we will report on current activities and will provide you with an opportunity to discuss matters of interest to you as a stockholder.

        We sincerely hope that you will be able to attend our Annual Meeting. However, whether or not you plan to attend, please sign, date, and promptly return the enclosed proxy by mail, or fax it to us to ensure that your shares are represented.

        On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in MDU Communications International, Inc.

Sincerely,
Sheldon Nelson Chairman of the Board and Chief Executive Officer

MDU COMMUNICATIONS INTERNATIONAL, INC.
60-D Commerce Way
Totowa, New Jersey 07512
Tel: (973) 237-9499
Fax: (973) 237-9243

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, AUGUST 5, 2004

July 2, 2004

To our Stockholders:

        The Annual Meeting of Stockholders of MDU Communications International, Inc. (the "Company") will be held at 10:00 a.m. (EST) on Thursday, August 5, 2004, at 60-D Commerce Way, Totowa, New Jersey 07512 for the following purposes:

1.
To elect one director to a three-year term and three directors to two-year terms;

2.
To ratify the selection of JH Cohn LLP as the Company's independent public accountants;

3.
To amend the Company's Certificate of Incorporation to increase the authorized shares of common stock from 50,000,000 to 70,000,000;

4.
To amend the Company's 2001 Stock Purchase Plan to increase the number of shares available under the Company's 2001 Stock Purchase Plan from 2,000,000 to 2,800,000;

5.
To amend the Company's 2001 Stock Option Plan to increase the number of shares available under the Company's 2001 Stock Option Plan from 4,000,000 to 5,600,000; and

6.
To transact any other business that may properly come before the meeting.

        Only stockholders of record at the close of business on July 1, 2004 are entitled to notice of, and to vote at, the meeting.

BY ORDER OF THE BOARD OF DIRECTORS
Bradley D. Holmstrom Corporate Secretary

IMPORTANT: Whether or not you plan to attend the meeting, please sign, date, and return promptly the enclosed proxy, either in the enclosed envelope, which requires no postage if mailed in the United States, or by faxing it to us at (973) 237-9243. Promptly signing, dating, and returning the proxy will save the Company the additional expense of further solicitation.

MDU COMMUNICATIONS INTERNATIONAL, INC.
60-D Commerce Way
Totowa, New Jersey 07512

PROXY STATEMENT

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of MDU Communications International, Inc. to be voted at our 2004 Annual Meeting of Stockholders to be held at 10:00 a.m. (EST) on Thursday August 5, 2004. Stockholders who sign proxies may revoke them at any time before their exercise by delivering a written revocation to our Corporate Secretary, by submission of a proxy with a later date, or by voting in person at the meeting. A written revocation may be delivered by facsimile at (973) 237-9243. These proxy materials are being mailed to our stockholders on or about July 9, 2004.

        A copy of our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003 is being mailed concurrently herewith to all stockholders of record at the close of business on July 1, 2004. The Annual Report does not constitute a part of the proxy solicitation material for the Annual Meeting.

VOTING SECURITIES

        Only stockholders of record at the close of business on July 1, 2004 are entitled to vote at the Annual Meeting. The total number of shares of common stock that were issued, outstanding and entitled to be voted on the record date was                        shares. Each share of common stock is entitled to one vote on all matters to be acted upon at the Annual Meeting. A majority of those shares shall constitute a quorum, which is necessary for the transaction of business at the Annual Meeting. In accordance with applicable law, the election of directors shall be by a plurality of the votes cast; the approval of the amendment of the Company's Certificate of Incorporation requires the approval of a majority of the outstanding stock as of the record date, July 1, 2004; and the approval of all other proposals shall be by a majority of the votes cast. Shares which abstain from voting as to these matters, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to these matters ("broker non-votes"), will be counted for the purpose of establishing the presence or absence of a quorum. Such votes will not affect the election of directors or approval of matters other than the amendment of the Company's Certificate of Incorporation; such votes will count as a vote against the amendment of the Company's Certificate of Incorporation.

SOLICITATION

        We will bear the cost of solicitation of proxies, including expenses in connection with preparing and mailing this Proxy Statement. Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of common stock held in their names. We will reimburse brokerage firms and other persons representing beneficial owners of stock for their reasonable expenses in forwarding solicitation materials to the owners. In addition to original solicitation of proxies by mail, our directors, officers and other employees may, without additional compensation, solicit proxies by telephone, facsimile and personal interviews.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

        We will deliver only one Proxy Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

MDU Communications International, Inc.
Attn: Corporate Secretary
60-D Commerce Way
Totowa, New Jersey 07512
Tel: (973) 237-9499
Fax: (973) 237-9243

        Stockholders may also address future requests for separate delivery of proxy statements and/or annual reports by contacting us at the address listed above.

PROPOSAL 1:
ELECTION OF DIRECTORS

        The Board of Directors is divided into three classes serving staggered three-year terms. The first class consists of one director to serve a term of one year, the second class consisting of three directors to serve a term of two years, and the third class consisting of one director to serve a term of three years. There is currently one vacancy on the Board, which vacancy represents the director in the first class. Each director will hold office until the first meeting of stockholders immediately following expiration of his term of office and until their successor is elected and qualified or until a director's earlier resignation or removal.

        Sheldon Nelson's term as a Board member expires as of this Annual Meeting. Mr. Nelson will be elected to a three year term expiring in 2007.

        John E. Boyle and Douglas Hooper's terms as a Board members expired in 2003. This is the first annual general meeting since their terms expired. Mr. Boyle and Mr. Hooper will be elected to two year terms expiring in 2006.

        Edward Huguez was appointed to the Board of Directors in October of 2003, filling the vacancy of Robert Dyck, whose term expired in 2002. This is the first annual general meeting since his appointment. Mr. Huguez will be elected to a two year term expiring in 2006.

        Information About Directors. The names of the current Directors and the year in which each first became a director of the Company, their principal occupations and certain other information are as follows:

Terms Expiring 2006

        Douglas G. Hooper, 43, joined the Board of Directors in May 2000. He is currently an acquisitions and finance consultant, who has extensive experience as a venture capitalist and mergers and acquisition specialist in the mineral exploration, industrial processing and software industries. He was President and CEO of Sand River Resources Ltd. from 1995 to 1997. Mr. Hooper was a founder and President of TelSoft Mobile Data Inc. from 1992 to 1995, now Mobile Data Solutions, Inc., a wireless communications software company. In that position, he developed and implemented corporate strategy and was responsible for raising capital, strategic alliances and mergers and acquisitions.

        John Edward Boyle, 59, joined the Board of Directors in May 2000. From 1998 to 2001 he was President and CEO of Multivision (Pvt.) Ltd., a cable television company. From 1996 to 1997, Mr. Boyle was President and CEO of PowerTel TV Inc., a digital wireless cable company. As founding President and CEO of ExpressVu Inc. (1995-1996), Mr. Boyle was responsible for taking one of Canada's first national direct-to-home ("DTH") satellite services from conception to launch readiness while raising public awareness of DTH. Prior to 1995, Mr. Boyle has also held executive positions with Tee-Comm Electronics, Regional Cablesystems and Canadian Satellite Communications Inc. (Cancom). As Vice-President of Regional Companies at Cancom, and later as Vice President of Market

Development at Regional Cablesystems, he led the licensing or acquisition of over 1,000 Canadian and American cable systems.

        Edward L. Huguez, 45, joined the Board in October of 2003. He is currently President and CEO of MidStream Technologies, a privately held company concentrating on Video on Demand and Network Digital Video Recording. Prior to joining Midstream, he served as senior vice president at Akamai Technologies, the leading provider of global, high performance services for the delivery of interactive Internet content, streaming media and Internet applications. He joined Akamai upon its $2.8 billion acquisition of INTERVU in April 2000. As chief operating officer at INTERVU, Mr. Huguez helped drive the evolution of the company from a start up with about 30 employees and no revenue, to the market leader with 400 employees and more than 900 customers. Before INTERVU, Mr. Huguez spent almost six years at DIRECTV, the nation's leading digital satellite television service. He joined DIRECTV in 1992 and was part of the senior executive team that launched the service in 1994. He had two primary responsibilities while at DIRECTV; first, vice president of programming acquisition; then, after DIRECTV successfully launched its service and became the leading television satellite service, he was asked to lead DIRECTV's newly formed New Media & Interactive Programming and Platforms Group, where he assumed the role of vice president and general manager. He also initiated and negotiated successful technology, distribution and interactive and multimedia content agreements with third parties, and formed or initiated strategic partnerships with TiVo, WebTV and Direct PC, to name a few, to deploy DIRECTV's interactive and new media strategies. Mr. Huguez earned his MBA at UCLA and holds a bachelor's degree in political science from Arizona State.

Term Expiring in 2007

        Sheldon B. Nelson, 42, has served as President, Chief Executive Officer and Chairman of the Board of the Company since November 1998. From 1983 to 1998, he was President of 4-12 Electronics Corporation, a provider of products and services to the Canadian satellite, cable, broadcasting and SMATV industries. In addition to his day-to-day responsibilities during his tenure at 4-12 Electronics, Mr. Nelson developed the Company into one of Canada's largest private cable system operators. Mr. Nelson is a graduate of Gonzaga University, in Spokane, WA. He graduated from the School of Business Administration in 1983, Magna Cum Laude, and was the recipient of the School of Business Administration's Award of Excellence.

Board of Directors and Committees

        Communications with Directors.    You may communicate with our directors, individually or as a group, by contacting our corporate secretary or the presiding director. The contact information is maintained on the Investor page of our Web site at www.mduc.com.

        The current contact information is as follows:

MDU Communications International, Inc.
Attn: Corporate Secretary
60-D Commerce Way
Totowa, New Jersey 07512
Tel: (973) 237-9499
Fax: (973) 237-9243

        All such communications will be forwarded to the relevant director(s) except for solicitations or other matters not related to our Company.

        Director Attendance at Annual Meeting of Stockholders.    We have a policy regarding Board member attendance at our Annual Meeting of Stockholders. All Board members are expected to attend our Annual Meeting of Stockholders. All of the then-current board members attended the 2002 Annual Meeting of Stockholders.

        Corporate Governance Committee.    Our Board has a Corporate Governance Committee and it is in the process of adopting a charter of corporate governance principles. Current members of the Corporate Governance Committee are Mr. Huguez and Mr. Nelson.

        Our Board takes corporate governance very seriously and is committed to sound corporate governance practices. The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company. Our directors have the responsibility of evaluating and approving our business strategies and financial objectives and for monitoring the successful execution of them. Our directors focus on ensuring we have the best management processes in place to run the Company legally, ethically and successfully in order to increase the value of all assets. The Board is concerned for stockholder value, employee attitudes, customers, suppliers and the communities in which we operate.

        During the fiscal year ended September 30, 2003, there were four meetings of the Board of Directors. Each director attended at least 75% of the total number of meetings of the Board of Directors and committees on which the director served.

        Audit Committee.    Current members of the Audit Committee are Mr. Hooper and Mr. Boyle. The Board has determined that it does not currently have a member that qualifies as an "audit committee financial expert" as defined by the rules of the Securities and Exchange Commission ("SEC"). See "COMMITTEE REPORTS—Audit Committee Report" for a description of the functions of the Audit Committee. Mr. Hooper and Mr. Boyle are "independent" members of the Audit Committee, as defined by Rule 4200 of the National Association of Securities Dealers. The Board of Directors is in the process of adopting a charter for the Audit Committee. The Audit Committee met one time during the fiscal year ended September 30, 2003, for approval and filing of the Company's 10-KSB.

        Compensation Committee.    Current members of the Compensation Committee are Mr. Hooper, Mr. Boyle and Mr. Nelson. The function of the Compensation Committee is to consider and propose executive compensation policies and submit reports to the Board of Directors recommending compensation to be paid to the Company's executive officers. It also administers the Stock Option Plan and the Employee Stock Purchase Plan. The Compensation Committee met twice during the fiscal year ended September 30, 2003. Mr. Nelson is an officer and director of the Company. Neither Mr. Hooper nor Mr. Boyle is or has been an officer or employee of the Company or any of its subsidiaries. In addition, there are no Compensation Committee interlocks between the Company and other entities involving the Company's executive officers and directors who serve as executive officers of such entities. The Board of Directors is in the process of adopting a charter to govern the Compensation Committee.

        Nominating Committee.    The entire Board of Directors serves as the Nominating Committee. The Board of Directors is currently in the process of adopting a charter to govern the Nominating Committee. The Nominating Committee is responsible for identifying and recommending candidates to fill vacancies on the Board as such vacancies occur, as well as the slate of nominees for election as directors by the stockholders at each annual meeting of stockholders. The Nominating Committee is responsible for reviewing annually and making recommendations to the Board as to whether each non-management director is independent as defined by Rule 4200 of the National Association of Securities Dealers and otherwise qualified in accordance with applicable law or regulation. The Nominating Committee also reviews the continuing qualifications of incumbent directors, including any changes to a director's primary activity. The Nominating Committee evaluates annually the performance of the Nominating Committee and the Board as a whole. The Nominating Committee met one time in 2003.

        Nomination of Directors.

          Consideration of nominees.    The Nominating Committee considers the appropriate balance of experience, skills and characteristics that best suits our needs and the needs of our stockholders. The Nominating Committee has not developed a long-term board succession plan to ensure that the appropriate balance is maintained. The Nominating Committee is committed to nominating candidates that are independent as defined by Rule 4200 of the National Association of Securities

  Dealers. The Nominating Committee also seeks to ensure that the Company finds a qualified "audit committee financial expert" under the SEC's rules.

          Qualifications of nominees.    The Nominating Committee seeks director candidates with the following qualifications:

            an understanding of business and financial affairs and the complexities of a business organization. Although a career in business is not essential, the nominee should have a proven record of competence and accomplishments through leadership in industry, education, the professions or government and should be willing to maintain a committed relationship with the company as a director;

            a genuine interest in representing all of the stockholders and the interest of the company overall;

            a willingness and ability to spend the necessary time to function effectively as a director;

            an open-minded approach to matters and the resolve to make up their own minds on matters presented for consideration;

            a reputation for honesty and integrity beyond question; and

            independence as defined by Rule 4200 of the National Association of Securities Dealers and qualifications otherwise required in accordance with applicable law or regulation.

          Stockholder nominations.    The Nominating Committee generally does not consider written recommendations from stockholders for director nominations.

          Identification and evaluation of nominees.    The Nominating Committee identifies candidates who meet the qualifications for selection as a nominee and possess the specific experience, skills and characteristics being sought based on input from board members and others. The Nominating Committee did recently retain an individual who was knowledgeable in the satellite video industry to assist the Committee in identifying and recruiting a director candidate meeting the committee's criteria. In evaluating director candidates, regardless of the source of the nomination, the Nominating Committee will consider; the current composition of the Board as a whole; the requisite characteristics of each candidate; and the performance and continued tenure of incumbent board members.

PROPOSAL 2:
RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

        The Board of Directors has selected JH Cohn LLP as independent public accountants for the Company for the fiscal year ending September 30, 2004. JH Cohn is one of the 25 largest accounting firms in the United States with a professional staff of over 400. JH Cohn's main office is based in the New Jersey area. Although not required to be voted upon by the stockholders, the Board of Directors deems it appropriate for the selection to be submitted for ratification by the stockholders. If the stockholders do not ratify the selection of JH Cohn LLP, the selection of other independent public accountants will be considered by the Board of Directors, although the Board of Directors would not be required to select different independent public accountants for the Company. The Board of Directors retains the power to select another firm as independent public accountants for the Company to replace a firm whose selection was ratified by the stockholders in the event the Board of Directors determines that the best interest of the Company warrants a change of its independent public accountants. A representative of JH Cohn LLP will be available at the Annual Meeting to respond to appropriate questions from stockholders.

        JH Cohn LLP has served as the Company's Principal Accountant since January 1, 2002. Their fees billed to the Company for the past two fiscal years are set forth below:

	Fiscal year ending September 30, 2003	Fiscal year ending September 30, 2002
Audit Fees	$71,591	$80,265
Audit Related Fees	—	—
Tax Fees	$10,855	—
All Other Fees	$14,650	$12,695

        As of September 30, 2003, the Company's Audit Committee did not have a pre-approval policy for the fees of the principal accountant. It is in the process of adopting such a policy.

        Ratification of the selection of JH Cohn LLP requires the affirmative vote of the holders of a majority of shares of Common Stock present or represented and entitled to vote at the Annual Meeting. Abstention and broker non-votes will be counted for purposes of determining whether a quorum is present, and broker non-votes will not be treated as entitled to vote on this matter at the Annual Meeting.

        The Board of Directors has approved the appointment of JH Cohn LLP as independent public accountants for the Company for Fiscal Year 2004 and recommends a vote "FOR" approval of the appointment.

PROPOSAL 3:
TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK
FROM 50,000,000 TO 70,000,000.

        On May 6, 2004, the Board of Directors unanimously adopted and approved an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 70,000,000 shares. We refer to the approved amendment in this discussion as the "Authorized Shares Amendment." A copy of the Authorized Shares Amendment is attached to this Proxy Statement as Attachment A. Currently, of the 50,000,000 shares of common stock authorized, 41,906,385 shares are issued and outstanding as of June 16, 2004; 4,915,348 are reserved for outstanding warrants; 2,121,857 are reserved for outstanding grants under the 2001 Stock Option Plan; 76,115 are reserved for outstanding grants under the Supplier Option Plan; 595,000 are reserved for future grants under the 2001 Stock Option Plan; and, 317,264 are reserved for the Employee Stock Purchase Plan. The Authorized Shares Amendment will be implemented by filing an Amendment to the Certificate of Incorporation (the "Amendment") with the Secretary of State of Delaware. Once approved and we file the Amendment, we will have 20,068,031 shares of authorized but unissued and unreserved common stock available for issuance.

        Reason for Amendment.    The unissued shares of common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with an acquisition or financing transaction, as well as for other corporate purposes.

        The Authorized Shares Amendment was not adopted as a result of management's knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, solicitation in opposition to management or otherwise. As of the date of this Proxy Statement, our Certificate of Incorporation and Bylaws contain no provisions having an anti-takeover effect. The adoption of the Authorized Shares Amendment is not part of a plan by management to adopt a series of such amendments, and management does not intend to propose other anti-takeover measures.

        Effect of the Proposal/Advantages and Disadvantages.    The Authorized Shares Amendment will permit our Board of Directors to issue shares of common stock in connection with various transactions, such as an acquisition or a financing transaction. Currently, we have only approximately 68,000 shares available for issuance. If the Authorized Shares Amendment is not approved, the Board would be required to either call a special stockholders' meeting or wait for the next regularly scheduled Annual Meeting of Stockholders in order to obtain approval for each proposed issuance. This would impede the ability of the Board of Directors to act quickly and would greatly increase the costs of doing business.

        On the other hand, the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of the Company or the Board more difficult, costly or time consuming, and the availability of additional authorized and unissued shares might make it more difficult to remove management. Although the Board currently has no intention of doing so, shares of common stock could be issued by the Board to dilute the percentage of common stock owned by a significant stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Delaware law with respect to a merger or other business combination involving the Company.

        Limitations on the Adoption of the Authorized Shares Amendment.    Section 242 of the Delaware Corporation Code permits the amendment of a corporation's certificate of incorporation to increase or decrease its authorized capital stock if a majority of the outstanding stock entitled to vote thereon, and a majority of the outstanding stock of each class entitled to vote thereon as a class, has been voted in favor of the amendment, a certificate setting forth the amendment and certifying that such amendment has been duly adopted in accordance Section 242 shall be executed, acknowledged and filed, and shall become effective in accordance with Section 103 of the Delaware Corporation Code.

        Effective Date.    The Authorized Shares Amendment will become effective upon the filing of the Amendment with the Delaware Secretary of State. If this proposal is approved, we intend to file the Authorized Shares Amendment immediately following the Annual Meeting of Stockholders.

        The Board of Directors recommends a vote FOR the increase in the authorized number of shares of common stock.

PROPOSAL 4:
APPROVAL OF THE INCREASE IN NUMBER OF SHARES ISSUABLE UNDER COMPANY'S
2001 EMPLOYEE STOCK PURCHASE PLAN FROM 2,000,000 TO 2,800,000 SHARES.

        The following discussion is qualified in its entirety by the terms and provisions of the Company's 2001 Employee Stock Purchase Plan (the "Purchase Plan"). A copy of the Purchase Plan is attached to this Proxy Statement as Attachment B.

        Background.    The Board of Directors adopted the Purchase Plan, which was designed to qualify as an Employee Stock Purchase Plan under section 423 of the U.S. Internal Revenue Code. In order to qualify, one requirement is that a plan must be approved by the stockholders within one year following its adoption by the Board of Directors. The Purchase Plan was adopted by the Board on October 23, 2001 and was approved by the stockholders on May 9, 2002. From its adoption on October 23, 2001 through June of 2004, a majority of employees and all of management have contributed to the Purchase Plan through payroll deduction and cumulatively, 932,736 shares have been issued under the Purchase Plan.

        Purpose.    The Purchase Plan is an effective means of securing to the Company and its stockholders the advantages inherent in stock ownership by eligible officers, executives and employees whose judgment, initiative and efforts are important to the Company for the successful conduct of its business.

        Administration.    The Purchase Plan is administered by the Board of Directors or the Compensation Committee consisting of Board members appointed by the Board of Directors. Members of the Compensation Committee serve at the discretion of the Board of Directors and the Board of Directors may increase the size of the committee, appoint additional members, and remove members, with or without cause.

        Eligibility.    All Company employees are eligible to participate if they meet the following criteria: (i) their customary employment is greater than 20 hours per week, (ii) they are employed for at least six consecutive months, and (iii) they do not own five percent or more of any class of Company stock. These employees can participate in the Purchase Plan and invest in Company common stock from one percent to fifty percent of their net pay, through payroll deduction. In addition, participating employees can invest from one percent to one hundred percent of any Company bonus in Company common stock. Employees are limited to a maximum investment per calendar year of $25,000.

        Implementation.    The Purchase Plan was implemented through overlapping or consecutive offering periods not to exceed 27 months. In these offering periods are purchase periods of three months each, with the exception of the first purchase period which was from October 23, 2001 through December 31, 2001. The maximum number of shares of Company common stock reserved under the Plan was 2,000,000 shares. The purchase price per share under the Purchase Plan is equal to 85% of the fair market value of a share of Company common stock at the beginning of the purchase period or on the exercise date (the last day in a purchase period), whichever is lower. Funds derived from the employee purchase of Company common stock can be used for general corporate purposes.

        Termination/Amendment of Plan.    The Purchase Plan terminates five years after it was adopted by the Board of Directors or (i) upon the maximum number of shares being issued, or (ii) sooner terminated per the discretion of the Board of Directors. The Board may also amend the Purchase Plan without stockholder approval, except that stockholder approval is required for amendments that (a) increase the number of shares of Common Stock that may be issued under the Purchase Plan, (b) materially change the eligibility criteria for participation in the Purchase Plan, (c) make any change to the Purchase Plan that would cause the Purchase Plan to lose its qualification as such under Section 423 of the Internal Revenue Code, or (d) make any other change to the Purchase Plan which requires shareholder approval under applicable laws.

        U.S. Federal Income Tax Consequences.    The Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

          Deferral of Tax Consequences Until Sale of Shares.    Participating employees do not recognize income for federal income tax purposes either upon enrollment in the Purchase Plan or upon the purchase of shares. All tax consequences are deferred until a participating employee sells the shares, disposes of the shares by gift, or dies. Payroll deductions, however, remain fully taxable as ordinary income at the time the deduction is taken, and there is no deferral of the ordinary income tax assessed on these amounts.

          If shares are held for one year or more after the purchase date and two years or more from the offering date, or if the participant dies while owning the shares, the participant realizes ordinary income on a sale (or a disposition by way of gift or upon death) to the extent of the lesser of (a) 15% of the fair market value of the shares on the offering date; or (b) the actual gain (the amount by which the market value of the shares on the date of sale, gift or death, exceeds the purchase price). All additional gain upon the sale of shares is treated as capital gain taxed at a rate that depends on the amount of time the shares are held by the participant. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income, and the participant has a capital loss for the difference between the sale price and the purchase price.

          Disqualifying Dispositions.    A "disqualifying disposition" occurs if shares are sold or are otherwise disposed of, including by way of gift (but not death, bequest or inheritance) within either the one year or the two year holding periods described above. A participant realizes ordinary income at the time of the disqualifying disposition in the amount that the fair market value of the shares at the date of purchase was greater than the purchase price. This amount will constitute ordinary income (not currently subject to withholding) in the year of the disqualifying disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of a sale and the fair market value of the shares at the date of purchase is a capital gain or loss. Ordinary income recognized by a participant upon a disqualifying disposition constitutes taxable compensation, which will be reported on the participant's W-2 form. The ordinary income should not constitute "wages" subject to withholding by the Company.

          Tax Treatment of the Company.    The Company is entitled to a deduction in connection with the disposition of shares acquired under the Purchase Plan only to the extent that the participant recognizes ordinary income on a disqualifying disposition of the shares. The Company will treat any transfer of record ownership of shares, including a transfer to a broker or nominee or into "street name," as a disposition unless it is notified to the contrary. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, participants will be required to notify the Company in writing of the date and terms of any disposition of shares purchased under the Purchase Plan.

        Increase in Number of Shares Eligible for Issuance.    During the fiscal years ended September 30, 2002 and 2003, the Company issued 473,459 and 424,875 shares respectively, to employees under the Purchase Plan. The aggregate purchase price for those shares of $119,413 and $83,976, respectively, was paid by the employees through the offset of the amount they owed for the shares against an equivalent amount the Company owed them for accrued salaries or severance. The Company originally reserved 2,000,000 shares of our common stock for grants to be made under the Purchase Plan, and to date total awards of 932,736 shares have been made. On May 25, 2004, the Board of Directors "borrowed" 750,000 reserved shares from the Purchase Plan to assist in the share funding of the private placement offering that closed on May 26, 2004. The Board intends to replace these reserved shares upon approval of Proposal 3. On May 6, 2004 the Board of Directors approved an increase in the number of shares to be reserved to 2,800,000 shares. Assuming that the increase in the number of shares issuable under the Purchase Plan is approved by the stockholders as requested, there will be 1,867,264 shares available for future purchases.

        Reason for the Increase in Number of Shares Issuable.    The Company believes that the Purchase Plan is important in attracting and retaining employees in a competitive labor market, which is essential to the Company's long term growth and success, and that the Purchase Plan gives employees an opportunity to have an ownership interest in the Company which will foster a greater dedication of the employees in achieving such long term growth and success. Having a sufficient number of shares available under the Purchase Plan is essential in the Company's efforts to attract and retain dedicated employees.

        The Board of Directors recommends a vote "FOR" approval of the increase in number of shares issuable under the 2001 Employee Stock Purchase Plan.

PROPOSAL 5:
APPROVAL OF INCREASE IN THE NUMBER OF SHARES ISSUABLE UNDER THE
COMPANY'S 2001 STOCK OPTION PLAN FROM 4,000,000 TO 5,600,000 SHARES.

        The following discussion is qualified in its entirety by the terms and provisions of the Company's 2001 Stock Option Plan. A copy of the 2001 Stock Option Plan is attached to this Proxy Statement as Attachment C.

        Background.    On February 5, 2000, the Company approved the 2000 Incentive Stock Option Plan ("2000 Option Plan"). Under this Plan, the Company was authorized to grant certain employees, officers and directors of the Company and its affiliates, options to purchase up to 4,000,000 common shares of the Company. The options have vesting periods ranging from immediate to three years after the grant date. In October 2000, the Board of Directors approved the re-pricing, at $2.00 per share, the exercise price of all options previously granted at $5.00 per share under the 2000 Option Plan. On March 9, 2001, the Board of Directors approved the re-pricing, at $0.60 per share, of these options and on April 11, 2001, the Board of Directors approved the re-pricing, at $0.60 per share, of all options previously granted to directors at $2.50 per share under the 2000 Option Plan.

        On April 11, 2001, the Board of Directors approved the 2001 Stock Option Plan ("2001 Option Plan") to replace the 2000 Option Plan, which is in all respects identical to the 2000 Option Plan but had not been approved by a vote of the shareholders within one year of its adoption by the Board and therefore became void. On May 10, 2001 the 2001 Option Plan was approved by the stockholders at the 2002 Annual General Meeting of Stockholders.

        Due to the continuing decline of the Company's stock price, on January 31, 2003 the Board of Directors approved a re-pricing at $0.33 per share, effective June 1, 2003, the exercise price of all options granted to current employees and directors. As a result of the changes in the exercise prices, 1,855,000 of the options outstanding were accounted for as the equivalent of variable stock options from the date of the modification to the date the options are exercised, forfeited or expire and, accordingly, the Company will be required to record charges or credits to its results of operations based on changes in the fair value of the options.

        As of March 31, 2004 options to purchase 1,163,143 shares of common stock had been exercised and 2,241,857 option grants were outstanding. Of the outstanding options, 1,656,607 options were exercisable.

        The following table provides information with respect to options granted under the 2001 Option Plan to the Company's executive officers as of March 31, 2004:

Name and Position	Shares Underlying Options Granted	Exercise Price Per Share ($/sh)
Sheldon B. Nelson, CEO	645,000	$0.33
Patrick J. Cunningham, VP	215,000 50,000	$0.33 $1.28
Michael Stanway, VP	225,000	$0.33
All executive officers as a group (3 persons)	1,085,000 50,000	$0.33 $1.28
All directors who are not executive officers as a group (3 persons)	200,000 100,000 100,000	$0.33 $0.65 $1.28
All employees or consultants, including officers who are not executive officers, as a group (13 persons)	431,857 100,000 75,000	$0.33 $0.60 $1.28

        The following is a description of the principle features of the 2001 Option Plan:

        Purpose.    The Board believes that use of stock options is desirable as an effective means of securing to the Company and its stockholders the advantages inherent in stock ownership by eligible directors, officers, employees, or consultants whose judgment, initiative and efforts are important to the Company for the successful conduct of its business.

        Administration.    The 2001 Option Plan is administered by the Board of Directors or the Compensation Committee consisting of Board members appointed by the Board of Directors. Members of the Compensation Committee serve at the discretion of the Board of Directors and it may increase the size of the committee, appoint additional members, and remove members, with or without cause.

        Termination/Amendment of Plan.    The 2001 Option Plan will terminate on February 4, 2010. The Board of Directors may terminate the Plan at any time and may amend the Plan without stockholder approval, except that stockholder approval is required for amendments that (a) increase the number of shares of Common Stock that may be issued under the Plan, (b) materially change the eligibility criteria for participation in the Plan, (c) change the designation of the class of persons eligible to be granted incentive stock options ("ISOs"), (d) materially increase the benefits accruing to participants under the Plan, (e) make any change to the Plan that would cause the ISOs to lose their qualification as such under Section 422 of the Internal Revenue Code, or (f) make any other change to the Plan which requires shareholder approval under applicable laws. However, no amendment or termination of the Plan may affect Options granted prior to any such amendment or termination.

        Options may be terminated if (a) the Company dissolves or liquidates; (b) the Company merges or consolidates with one or more corporations, (c) the Company sells or disposes of all or substantially all of its assets, (d) the occurrence of an event whereby any person or entity becomes the beneficial owner of shares representing 50% or more of the combined voting power of the voting securities of the Company, or (e) the Board of Directors determines that because of a material alteration in the capital structure of the Company it is not practical or feasible to make appropriate adjustments to the Plan or to outstanding options so that the proportionate interest of each holder of any option shall be maintained before the occurrence of such event. Upon 30 days notice from the Company relating to events outlined in items (a) through (e), all outstanding options become fully vested and exercisable immediately, and unless exercised, such options shall terminate. The Board of Directors may accelerate the date of exercise of any portion of an option.

        Option Agreements.    Each option is evidenced by an option agreement between the Company and the option holder which outlines whether (a) such option grant is an ISO or a Non-ISO; (b) the number of shares subject to purchase pursuant to such option; (c) the date of grant; (d) the terms; (e) the option price; (f) any vesting schedule upon which the exercise of an option is contingent; and (g) such other terms and conditions as the Board of Directors deems advisable and are consistent with the purposes of the 2001 Option Plan.

U.S. Federal Income Tax Consequences.

ISO Options

        Grant and Exercise.    An option holder will incur no tax liability upon the grant of an ISO or upon the exercise of an ISO. However, the amount by which the fair market value of the shares issued exceeds the exercise price for those shares at the time of exercise is an item of adjustment for purposes of the alternative minimum tax on individuals.

        Payment of Exercise Price in Shares.    If an option holder exercises an ISO and pays the exercise price with shares of previously held common stock, or such shares and cash, except as described below, the option holder will recognize no gain or loss on the previously held shares. The basis of the new shares will be the same as the basis of the old shares, to the extent the number of shares given up equals the same number received in the exercise. Any additional shares received in the exercise will have a zero basis, except to the extent cash paid or gain recognized by the option holder in the transaction. However, exercising an ISO with stock received on an exercise of a previous ISO will constitute a "disqualifying disposition" of such previously held shares if the one- and two-year holding periods described below have not been satisfied.

        Dispositions.    If an option holder holds the stock acquired on the exercise of an Option for at least two years from the date the Option was granted, and for at least one year after the stock was transferred to the optionee on the exercise of the Option, the entire gain or loss on the disposition of the stock, as determined with reference to the basis in the stock, will be a long-term capital gain or loss. An earlier disposition (a "disqualifying disposition") generally will cause the option holder to be taxed at ordinary rates on the amount by which the lesser of (a) the fair market value of the shares at the time of exercise or (b) the sales price, exceeds the exercise price. The excess of the sales price of a "disqualifying disposition" over the basis of the stock at the date of exercise, if any, will be taxed as short-term or long-term capital gain, depending upon the period for which the option holder has held the stock. Any ordinary income recognized on the disqualifying disposition is added to the basis of the stock for purposes of determining gain on the disposition. The term "disposition" generally means a sale, exchange, gift, or transfer of legal title of the common stock.

Non-ISO Options

        Grant and Exercise.    An option holder will incur no tax liability upon grant of a Non-ISO. However, upon exercise of a Non-ISO, the option holder generally will recognize ordinary income and be taxed at ordinary rates. The amount taxed as ordinary income will be an amount equal to the excess of the fair market value of the shares issued on the exercise date over the Option exercise price for those shares. The option holder's basis in the shares issued, for purposes of computing capital gain or loss on subsequent disposition, will equal the amount the option holder paid on exercise, plus gain recognized as ordinary income on exercise.

        Payment of Exercise Price in Stock.    If the exercise price is paid with stock, the amount of ordinary income is the same as in the case of a cash payment. The basis of the newly acquired shares is the same as the basis of the previously held shares to the extent that the number of shares given up equals the same number received in the exercise. The basis of additional shares received on exercise is equal to the cash paid, if any, plus gain recognized by the option holder in the transaction.

        Exercising a Non-ISO with shares that were acquired upon the exercise of an ISO will not itself constitute a "disqualifying disposition" of such previously held shares. However, the number of ISO shares used to exercise the Non-ISO will result in that same number of "new" shares taken down under the Non-ISO to be viewed as "new ISO shares." If these "new ISO shares" are not held for the balance of the required holding period (as tacked to the holding period of the ISO shares given up in the exercise), there will be a "disqualifying disposition" resulting in the further recognition of compensation to the recipient.

        Disposition.    When an option holder disposes of shares acquired upon the exercise of a Non-ISO, the option holder will recognize gain or loss in an amount equal to the difference between the sale price of such shares and the basis of the shares, as discussed above. The gain or loss will be characterized as short-term or long-term capital gain or loss, depending on the period the option holder held the stock.

Increase in Number of Shares Issuable under the 2001 Option Plan.

        On May 6, 2004 the Board of Directors approved an increase in the number of shares issuable under the 2001 Option Plan from 4,000,000 to 5,600,000. Currently there are only 595,000 reserved shares available for grant in the 2001 Option Plan. Assuming that the increase in the number of shares issuable under the 2001 Option Plan is approved by the stockholders as requested, there will be 2,195,000 shares available for future option grants.

        As the Company continues to grow and expand, it is important that stock options are available to incentivize current employees and to attract new quality employees. Stock options are an effective means of securing to the Company and its stockholders the advantages inherent in stock ownership by eligible officers, executives and employees whose judgment, initiative and efforts are important to the Company for the successful conduct of its business. The Company believes that it does not currently have sufficient options remaining under the 2001 Option Plan to accomplish it goals.

        The Board of Directors recommends a vote "FOR" approval of the increase in number of shares issuable under the 2001 Stock Option Plan.

COMMITTEE REPORTS

Audit Committee Report:

Role of the Audit Committee

        The primary focus of the Audit Committee is to provide advice with respect to the Company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The Audit Committee's primary duties and responsibilities are to: (1) serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; (2) review and appraise the audit efforts of the

Company's independent accountants and internal audit department; (3) evaluate the Company's quarterly financial performance as well as its compliance with laws and regulations; (4) oversee management's establishment and enforcement of financial policies and business practices; and (5) provide an open avenue of communication among the independent accountants, financial and senior management, counsel, the internal audit department and the Board of Directors.

Review of the Company's Audited Financial Statements for the Fiscal Year ended September 30, 2003

        The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended September 30, 2003 with the Company's management. The Audit Committee has discussed with J.H. Cohn LLP, the Company's independent public accountants, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees).

        The Audit Committee has also received the written disclosures and the letter from J.H. Cohn LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of J.H. Cohn LLP with that firm. Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003 for filing with the Securities and Exchange Commission.

        The foregoing report was made by the members of the Audit Committee on December 17, 2003.

AUDIT COMMITTEE John E. Boyle Douglas Hooper

Compensation Committee Report:

Role of the Compensation Committee

        The Compensation Committee is made up of two independent and non-employee directors and the CEO. The Committee is responsible for reviewing and approving all aspects of compensation (defined as base salaries, bonuses and long-term incentives) for the CEO and other senior executives of the Company. In meeting this responsibility, the Committee's policy is to ensure that senior executive compensation complies with all applicable rules and regulations; is appropriately competitive in the attraction and retention of talented leaders; and is linked closely to individual performance, Company performance and increases in stockholder value. In addition, the Committee considers the compensation of all levels of employees within the Company in order to provide appropriate context for making compensation decisions at the senior executive levels. Each year, the Committee asks the CEO to present a proposed compensation plan, along with supporting individual data and competitive market data, for each senior executive. The Committee has the authority to retain an independent compensation consultant to provide data, analysis and counsel as necessary. After discussion with the CEO about the individual performance of each senior executive, individual compensation plans are established. The Committee, except for the CEO, meets in executive session without any members of management present to review similar information on the CEO. The Committee monitors the performance of the CEO and other senior executives throughout the year, and has final responsibility for determining their compensation levels.

CEO Compensation for Fiscal Year 2004

        On September 30, 2003, the Compensation Committee approved an increase in the annual base salary of the CEO from $180,000 to $200,000 per year effective October 1, 2003. In addition, the CEO may receive a fiscal year end bonus equal to 50% of the annual base salary upon (i) maintaining certain performance objectives under the DIRECTV agreement, (ii) reaching certain subscriber growth levels, (iii) and achieving certain financial objectives regarding EBITDA.

        The foregoing summary report was made by the members of the Audit Committee on September 30, 2003.

COMPENSATION COMMITTEE John E. Boyle Douglas Hooper Sheldon Nelson

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information with respect to beneficial ownership of our outstanding stock as of September 30, 2003 by (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's common stock; (ii) each of the Company's directors; (iii) each executive officer named in the Summary Compensation Table; and (iv) all of the Company's executive officers and directors as a group.

	Shares Beneficially Owned(1)
Name of Beneficial Owner
	Number(2)	Percent
Sheldon B. Nelson(3)	1,801,016%	5.3
Patrick Cunningham(4)	476,117	1.4
J.E. (Ted) Boyle	100,000	0.3
Robert Dyck	100,000	0.3
Douglas G. Hooper	100,000	0.3
Edward Huguez	100,000	0.3
Amajac Capital Mgmt.; Jeffrey Priest(5)	2,353,000	6.9
All executive officers, directors, beneficial owners as a group (7 persons)(6)	5,045,633	14.8

(1)
Unless otherwise indicated below, each stockholder had sole voting and sole investment power with respect to all shares beneficially owned.

(2)
Includes common stock and currently exercisable options to purchase shares of common stock.

(3)
Includes 946,016 shares held of record by 567780 BC Ltd., a British Columbia corporation wholly owned by the Sheldon Nelson Family Trust whose trustees are Sheldon Nelson and his sister, Nicole Nelson, 55,000 held personally and 800,000 shares subject to options exercisable within 60 days.

(4)
Includes 234,450 shares and 241,667 shares subject to options exercisable within 60 days.

(5)
Pursuant to 13G filing on June 30, 2003.

(6)
Includes 3,603,966 shares of common stock and options to purchase 1,441,667 shares of common stock exercisable within 60 days.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own beneficially more than 10% of the Company's common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company or advice that no filings were required, during fiscal year 2003 all officers, directors and greater than 10% beneficial owners complied with the Section 16(a) filing requirements.

COMPENSATION OF EXECUTIVE OFFICERS

        The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to our chief executive officer and other executive officers whose total annual salary and bonuses exceeded $100,000 (the "named executive officers").

SUMMARY COMPENSATION TABLE

Long Term Compensation Awards
		Annual Compensation		Securities Underlying Options (in shares, cumulative)
Name and Principal Position	Fiscal Year				Bonus ($)		All Other Compensation(2)
Salary ($)
Sheldon B. Nelson,(1) President and CEO	2003 2002 2001	$ $ $	192,000 181,723 143,395	800,000 800,000 800,000	$ $ $	50,000 0 29,656	$ $ $	0 0 0
Patrick Cunningham,(3) Vice President of Marketing	2003 2002 2001	$ $ $	160,000 160,000 160,000	300,000 300,000 300,000	$ $ $	0 0 23,333	$ $ $	6,000 6,000 6,000

(1)
Mr. Nelson became the President and Chief Executive Officer of the Company in November 1998. Mr. Nelson's salary of $192,000 for fiscal year 2003 consists of $144,000 in salary (cash) and common shares in the amount of 257,843 in lieu of $48,000 of salary (cash). Mr. Nelson's bonus consisted of $50,000, had not been paid as of September 30, 2003, and can be taken in common shares at his discretion.

(2)
Auto allowance.

(3)
Mr. Cunningham joined the Company in March 2000 as Vice President.

        Options Granted In Fiscal Year 2003.    The Company granted no options to any named executive officer and director during fiscal year ending September 30, 2003. However, options previously issued to the above named executive officers and the directors were repriced from $0.60 per share to $0.33 per share. During the three months ended December 31, 2003, 50,000 options were granted to a named executive officer, Patrick Cunningham, at an exercise price of $1.28 per share.

        Compensation of Directors.    Each director who is not an employee or full time consultant of the Company is paid $1,000 per month and an attendance fee of $1,000, plus out-of-pocket expenses, for each Board or committee meeting attended. During fiscal year ended September 30, 2000, Messrs. Boyle, Dyck and Hooper each received a five-year, fully-vested option to purchase 50,000 shares of common stock as additional compensation for two years of Board service. During the fiscal year ended September 30, 2002, Messrs. Boyle, Dyck and Hooper each received an additional five-year, fully-vested option to purchase 50,000 shares of common stock as additional compensation for two additional years of Board Service. These options are currently priced at $0.33 per share. Mr. Huguez, who joined the Board in October 2003, is paid $1,000 per month and an attendance fee of $1,000, plus out-of-pocket expenses, for each Board or committee meeting attended. On November 14, 2003, Mr. Huguez received a five-year option to purchase 100,000 shares of common stock as additional compensation for two years of Board service, one half vested immediately and the remainder at one year. These options are currently priced at $0.65 per share.

        Management Agreements.    Mr. Nelson and Mr. Cunningham have each entered into a Management Employment Agreement with the Company. The agreements also grant them the right to receive discretionary bonuses and to participate in the Company's incentive stock option plans as determined by the Board of Directors. The agreements require them to maintain all confidential and proprietary information relating to our business in confidence and to not be employed or enter into contracts with persons or entities that compete directly with us during the 12 months following termination of their respective agreements. Each employee may terminate his Agreement at any time by giving us four weeks' advance notice, and we may terminate any of the Agreements at any time without cause, but are required to make a termination payment equal to 24 months (Mr. Nelson) or 12 months (Mr. Cunningham) of base salary plus any unpaid bonuses or other amounts due under the Agreement.

CERTAIN TRANSACTIONS

        There have been no such transactions during the past two fiscal years, other than transactions with Avalon Digital Joint Venture prior to October 1, 2002 when it becomes a 100% owned entity. Revenue for the year ended September 30, 2003 includes $280,818 from sales of receivers to Joint Venture and charges primarily for installation and management fees. The Company also receives certain payments from DIRECTV on behalf of Avalon Digital Joint Venture. The Company did not have any material net receivables from or payables to Avalon Digital Joint Venture at September 30, 2003.

CODE OF ETHICS

        We have not yet adopted a code of ethics specific to the principal executive officer, principal financial officer, controller and other executive officers. In addition, we have not yet adopted a code of business conduct that is applicable to all employees.

STOCKHOLDER PROPOSALS

        Under Rule 14a-8 of the Securities and Exchange Commission, stockholder proposals intended for inclusion in next year's Proxy Statement must be directed to the Corporate Secretary at MDU Communications International, Inc., 60-D Commerce Way, Totowa, New Jersey 07512 and must be received by February 1, 2005. Any stockholder proposal for next year's annual meeting submitted after February 1, 2005 will not be considered filed on a timely basis. For proposals that are not timely filed, we retain discretion to vote proxies we receive. For proposals that are timely filed, we retain discretion to vote proxies we receive, provided that (i) we include in our Proxy Statement advice on the nature of the proposal and how we intend to exercise our voting discretion and (ii) the proponent does not issue a Proxy Statement.

OTHER BUSINESS

        As of the date of this Proxy Statement, management knows of no other business that will be presented for action at the Annual General Meeting. If any other business requiring a vote of the stockholders should come before the meeting, the persons named in the enclosed form of proxy will vote or refrain from voting in accordance with their best judgment.

By Order of the Board of Directors,
Bradley D. Holmstrom Corporate Secretary

Totowa, New Jersey
July 2, 2004

Attachment A

CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION
OF
MDU COMMUNICATIONS INTERNATIONAL, INC.

        MDU Communications International, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware ("DGCL"), does hereby certify that:

        FIRST:    The name of the corporation is MDU Communications International, Inc.

        SECOND:    The corporation was originally incorporated on April 20, 1999.

        THIRD:    Article IV, Section 4.1 is hereby amended and restated to read in its entirety as follows:

        "4.1 Authorized Capital.    The Corporation shall have authority to issue (a) seventy million (70,000,000) shares of Common Stock and (b) five-million shares of Preferred Stock. Each share of Common Stock and Preferred Stock shall have a par value of one-tenth of one cent ($.001)."

        FOURTH:    The foregoing amendment to the Certificate of Incorporation of the corporation has been duly adopted by the directors and stockholders of the Corporation in accordance with the provisions of Sections 242 of the General Corporation Law of the State of Delaware, and notice of such adoption has been provided in accordance with said Section 228.

        IN WITNESS WHEREOF, MDU Communications International, Inc. has caused this Certificate to be signed this    day of August, 2004.

MDU Communications International, Inc.
By:
Name:
Title:

Attachment B

MDU COMMUNICATIONS INTERNATIONAL, INC.
2001 EMPLOYEE STOCK PURCHASE PLAN

        The following constitute the provisions of the 2001 Employee Stock Purchase Plan of MDU Communications International, Inc. (the "Company").

        1.    Purpose.    The purpose of the Plan is to provide employees of the Company and its Designated Parents or Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

        2.    Definitions.    As used herein, the following definitions shall apply:

  (a)
  "Administrator" means either the Board or a committee of the Board that is responsible for the administration of the Plan as is designated from time to time by resolution of the Board.

  (b)
  "Applicable Laws" means the legal requirements relating to the administration of employee stock purchase plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to participation in the Plan by residents therein.

  (c)
  "Board" means the Board of Directors of the Company.

  (d)
  "Change in Control" means a change in ownership or control of the Company effected through the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities.

  (e)
  "Code" means the Internal Revenue Code of 1986, as amended.

  (f)
  "Common Stock" means the common stock of the Company.

  (g)
  "Company" means MDU Communications International, Inc., a Delaware corporation.

  (h)
  "Compensation" means an Employee's base salary, overtime, bonus and annual award and other incentive payments from the Company or one or more Designated Parents or Subsidiaries, including such amounts of base salary as are deferred by the Employee (i) under a qualified cash or deferred arrangement described in Section 401(k) of the Code, or (ii) to a plan qualified under Section 125 of the Code. Compensation does not include reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation, contributions (other than contributions described in the first sentence) made on the Employee's behalf by the Company or one or more Designated Parents or Subsidiaries under any employee benefit or welfare plan now or hereafter established, and any other payments not specifically referenced in the first sentence.

  (i)
  "Corporate Transaction" means any of the following transactions:

  (1)
  a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

    (2)
    the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with complete liquidation or dissolution of the Company;

    (3)
    any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

    (4)
    acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities (whether or not in a transaction also constituting a Change in Control), but excluding any such transaction that the Administrator determines shall not be a Corporate Transaction.

  (j)
  "Designated Parents or Subsidiaries" means the Parents or Subsidiaries which have been designated by the Administrator from time to time as eligible to participate in the Plan.

  (k)
  "Effective Date" means the 23rd day of October, 2001. However, should any Designated Parent or Subsidiary become a participating company in the Plan after such date, then such entity shall designate a separate Effective Date with respect to its employee-participants.

  (l)
  "Employee" means any individual, including an officer or director, who is an employee of the Company or a Designated Parent or Subsidiary for purposes of Section 423 of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the individual's employer. Where the period of leave exceeds ninety (90) days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the ninety-first (91st) day of such leave, for purposes of determining eligibility to participate in the Plan.

  (m)
  "Enrollment Date" means the first day of each Offer Period.

  (n)
  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  (o)
  "Exercise Date" means the last day of each Purchase Period.

  (p)
  "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

  (1)
  where there exists a public market for the Common Stock, the Fair Market Value shall be (i) the closing price for a Share on the date of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the NASDAQ National Market, whichever is applicable or (ii) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Over the Counter Bulleting Board on the date of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in such source as the Administrator deems reliable; or

  (2)
  in the absence of an established market of the type described in (1), above, for the Common Stock, and subject to (3), below, the Fair Market Value thereof shall be determined by the Administrator in good faith.

  (q)
  "Offer Period" means an Offer Period established pursuant to Section 4 hereof.

  (r)
  "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

  (s)
  "Participant" means an Employee of the Company or Designated Parent or Subsidiary who is actively participating in the Plan.

  (t)
  "Plan" means this 2001 Employee Stock Purchase Plan.

  (u)
  "Purchase Period" means a period of three months, commencing on January 1, April 1, July 1 and October 1 of each year and terminating on the next following March 31, June 30, September 30 and December 31, respectively; provided, however, that the first Purchase Period shall commence on the Effective Date and shall end on December 31, 2001.

  (v)
  "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock at the beginning of the Purchase Period or on the Exercise Date, whichever is lower.

  (w)
  "Reserves" means the sum of the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

  (x)
  "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3.    Eligibility.

  (a)
  General.    Any individual who is an Employee on a given Enrollment Date shall be eligible to participate in the Plan for the Offer Period commencing with such Enrollment Date.

  (b)
  Limitations on Grant and Accrual.    Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (taking into account stock owned by any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Parent or Subsidiary, or (ii) which permits the Employee's rights to purchase stock under all employee stock purchase plans of the Company and its Parents or Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. The determination of the accrual of the right to purchase stock shall be made in accordance with Section 423(b)(8) of the Code and the regulations thereunder.

  (c)
  Other Limits on Eligibility.    Notwithstanding Subsection (a), above, the following Employees shall not be eligible to participate in the Plan for any relevant Offer Period: (i) Employees whose customary employment is 20 hours or less per week; (ii) Employees whose customary employment is for not more than 5 months in any calendar year; (iii) Employees who have been employed for fewer than six consecutive calendar months; and (iv) Employees who are subject to rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such Employees in the Plan.

        4.    Offer Periods.

  (a)
  The Plan shall be implemented through overlapping or consecutive Offer Periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated in accordance with Section 19 hereof. The maximum duration of an Offer Period shall be twenty-seven (27) months. Initially, the Plan shall be implemented through overlapping Offer Periods of twenty-four (24) months' duration commencing January 1, 2002 (except that the initial Offer Period shall commence on the Effective Date and shall end on December 31, 2001.

  (b)
  A Participant shall be granted a separate option for each Offer Period in which he or she participates. The option shall be granted on the Enrollment Date and shall be automatically exercised in successive installments on the Exercise Dates ending within the Offer Period.

  (c)
  Except as specifically provided herein, the acquisition of Common Stock through participation in the Plan for any Offer Period shall neither limit nor require the acquisition of Common Stock by a Participant in any subsequent Offer Period.

        5.    Participation.

  (a)
  All Employees eligible to participate in the Plan as of the first Enrollment Date of the Plan shall be eligible to make payroll deductions or a direct payment (up to $5,000) for shares of the Common Stock on the Exercise Date of the first Purchase Period of the initial Offer Period in an amount up to the aggregate Purchase Price for such number of shares of the Common Stock as equals fifty percent (50%) of the Participant's annual salary and one hundred percent (100%) of all bonus and other Compensation that he or she receives during calendar year 2001. Participants shall complete and sign the Subscription Agreement in the form of Exhibit A to this Plan, indicating the amount of payroll deduction and/or direct payment.

  (b)
  After the initial Offer Period, an eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan (or such other form (including electronic forms) as determined by the Administrator from time to time) and filing it with the designated payroll office of the Company at least three (3) business days prior to the Enrollment Date for the Offer Period in which such participation will commence, unless a later time for filing the subscription agreement is set by the Administrator for all eligible Employees with respect to a given Offer Period. No direct payment for shares shall be permitted after the initial Offer Period.

  (c)
  For Offer Periods other than the initial Offer Period, payroll deductions for a Participant shall commence with the first partial or full payroll period beginning on the Enrollment Date and shall end on the last complete payroll period during the Offer Period, unless sooner terminated by the Participant as provided in Section 10.

        6.    Payroll Deductions.

  (a)
  At the time a Participant files a subscription agreement, the Participant shall elect to have payroll deductions made during the Offer Period in amounts between one percent (1%) and not exceeding fifty percent (50%) of the Participant's salary and between one percent (1%) and not exceeding one hundred percent (100%) of all bonuses and other Compensation which the Participant receives during the Offer Period.

  (b)
  All payroll deductions made for a Participant shall be credited to the Participant's account under the Plan and will be withheld in whole percentages only. A Participant may not make any additional payments into such account.

  (c)
  A Participant may discontinue participation in the Plan as provided in Section 10, or may increase or decrease the rate of payroll deductions during the Offer Period by completing and filing with the Company a change of status notice in the form of Exhibit B to this Plan (or such other form (including electronic forms) as determined by the Administrator from time to time) authorizing an increase or decrease in the payroll deduction rate. Any increase or decrease in the rate of a Participant's payroll deductions shall be effective with the first full payroll period commencing three (3) business days after the Company's receipt of the change of status notice unless the Company elects to process a given change in participation more quickly. A Participant's subscription agreement (as modified by any change of status notice) shall remain in effect for successive Offer Periods unless terminated as provided in Section 10. The Administrator shall be authorized to limit the number of payroll deduction rate changes during any Offer Period.

  (d)
  Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a Participant's payroll deductions shall be decreased to 0%. Payroll deductions shall recommence at the rate provided in such Participant's subscription agreement, as amended, at the time when permitted under Section 423(b)(8) of the Code and Section 3(b) herein, unless such participation is sooner terminated by the Participant as provided in Section 10.

        7.    Grant of Option.    On the Enrollment Date, each Participant shall be granted an option to purchase (at the applicable Purchase Price) such number of shares of the Common Stock in an amount of aggregate Purchase Price as equals up to fifty percent (50%) of the Participant's salary and one hundred percent (100%) of bonus and other Compensation for the period, subject to adjustment as provided in Section 18 hereof; provided that such option shall be subject to the limitations set forth in Sections 3(b), 6 and 12 hereof, subject to adjustment as provided in Section 18 hereof. Exercise of the option shall occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10, and the option, to the extent not exercised, shall expire on the last day of the Offer Period.

        8.    Exercise of Option.    The Participant's option for the purchase of shares will be exercised automatically on each Exercise Date, by applying the accumulated payroll deductions in the Participant's account to purchase the number of full shares subject to the option by dividing such Participant's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price, provided, however, that if a Participant is eligible to purchase any shares on the first Exercise Date of the initial Offer Period by direct payment, the Participant's option for the purchase of shares will be exercised to the extent possible by applying the direct payment amount made by the Participant to purchase the number of full shares subject to the option by dividing such direct payment amount by the applicable Purchase Price and, provided, further, in no event may the accumulated payroll deductions and direct payment amounts applied to the purchase of shares on the first Exercise Date of the initial Offer Period exceed the amount specified in Section 5(a). No fractional shares will be purchased; any payroll deductions accumulated in a Participant's account which are not sufficient to purchase a full share shall be carried over to the next Purchase Period or Offer Period, whichever applies, or returned to the Participant, if the Participant withdraws from the Plan. Any direct payment amounts which are not sufficient to purchase a full share shall be returned to the Participant. Notwithstanding the foregoing, any amount remaining in a Participant's account or any excess direct payment amount following the purchase of shares on the Exercise Date due to the application of Section 423(b)(8) of the Code or Section 7, above, shall be returned to the Participant and shall not be carried over to the next Offer Period or Purchase Period. During a Participant's lifetime, a Participant's option to purchase shares hereunder is exercisable only by the Participant.

        9.    Delivery.    Upon receipt of a request from a Participant after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to such Participant, as promptly as practicable, of a certificate representing the shares purchased upon exercise of the Participant's option.

        10.    Withdrawal; Termination of Employment.

  (a)
  A Participant may not withdraw the payroll deductions credited to the Participant's account and not yet used to exercise the Participant's option under the Plan. A participant may at any time terminate future payroll deductions, but allow accumulated payroll deductions to be used to exercise the Participant's option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan (or such other form (including electronic forms) as determined by the Administrator from time to time). Upon termination, no further payroll deductions for the purchase of shares will be made during the Offer Period, all of the Participant's payroll deductions credited to the Participant's account will be applied to the exercise of the Participant's option on the next Exercise Date, and after such Exercise Date, such Participant's option for the Offer Period will be automatically terminated. If a Participant withdraws from an Offer Period, payroll deductions will not resume at the beginning of the succeeding Offer Period unless the Participant delivers to the Company a new subscription agreement.

  (b)
  Upon termination of a Participant's employment relationship (as described in Section 2(k)), the payroll deductions credited to such Participant's account during the Offer Period but not yet used to exercise the option will be applied to the purchase of Common Stock on the next Exercise Date. In such a case, no further payroll deductions will be credited to the Participant's account following the Participant's termination of employment and the Participant's option under the Plan will be automatically terminated after the purchase of Common Stock on the next scheduled Exercise Date.

        11.    Interest.    No interest shall accrue on the payroll deductions credited to a Participant's account under the Plan.

        12.    Stock.

  (a)
  Subject to adjustment upon changes in capitalization of the Company as provided in Section 18, the maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be two million (2,000,000) shares. If the Administrator determines that on a given Exercise Date the number of shares with respect to which options are to be exercised may exceed (x) the number of shares then available for sale under the Plan or (y) the number of shares available for sale under the Plan on the Enrollment Date(s) of one or more of the Offer Periods in which such Exercise Date is to occur, the Administrator may make a pro rata allocation of the shares remaining available for purchase on such Enrollment Dates or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine to be equitable, and shall either continue all Offer Periods then in effect or terminate any one or more Offer Periods then in effect pursuant to Section 19, below.

  (b)
  A Participant will have no interest or voting right in shares covered by the Participant's option until such shares are actually purchased on the Participant's behalf in accordance with the applicable provisions of the Plan. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

  (c)
  Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse.

        13.    Administration.    The Plan shall be administered by the Administrator which shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Administrator shall, to the full extent permitted by Applicable Law, be final and binding upon all persons.

        14.    Designation of Beneficiary.

  (a)
  Each Participant shall file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

  (b)
  Such designation of beneficiary may be changed by the Participant (and the Participant's spouse, if any) at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living (or in existence) at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Administrator), the Administrator shall deliver such shares and/or cash to the spouse (or domestic partner, as determined by the Administrator) of the Participant, or if no spouse (or domestic partner) is known to the Administrator, then to the issue of the Participant, such distribution to be made per stirpes (by right of representation), or if no issue are known to the Administrator, then to the heirs at law of the Participant determined in accordance with Section 27.

        15.    Transferability.    Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Administrator may treat such act as an election to withdraw funds from an Offer Period in accordance with Section 10.

        16.    Use of Funds.    All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions. The funds allocated to a Participant's account shall remain the property of the Participant but may be commingled with the general funds of the Company.

        17.    Reports.    Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to Participants at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

        18.    Adjustments Upon Changes in Capitalization; Corporate Transactions.

  (a)
  Adjustments Upon Changes in Capitalization.    Subject to any required action by the stockholders of the Company, the Reserves, the Purchase Price, the maximum number of shares that may be purchased in any Offer Period or Purchase Period, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, (ii) any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the Reserves and the Purchase Price.

  (b)
  Corporate Transactions.    In the event of a proposed Corporate Transaction, each option under the Plan shall be assumed by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption, to shorten the Offer Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Administrator shortens the Offer Period then in progress in lieu of assumption in the event of a Corporate Transaction, the Administrator shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant's option has been changed to the New Exercise Date and that the Participant's option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offer Period as provided in Section 10. For purposes of this Subsection, an option granted under the Plan shall be deemed to be assumed if, in connection with the Corporate Transaction, the option is replaced with a comparable option with respect to shares of capital stock of the successor corporation or Parent thereof. The determination of option comparability shall be made by the Administrator prior to the Corporate Transaction and its determination shall be final, binding and conclusive on all persons.

        19.    Amendment or Termination.

  (a)
  The Administrator may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination can affect options previously granted, provided that the Plan or any one or more Offer Periods may be terminated by the Administrator on any Exercise Date or by the Administrator establishing a new Exercise Date with respect to any Offer Period and/or any Purchase Period then in progress if the Administrator determines that the termination of the Plan or such one ore more Offer Periods is in the best interests of the Company and its stockholders. Except as provided in Section 18 and this Section 19, no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant without the consent of affected Participants. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other Applicable Law), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

  (b)
  Without stockholder consent and without regard to whether any Participant rights may be considered to have been "adversely affected," the Administrator shall be entitled to limit the frequency and/or number of changes in the amount withheld during Offer Periods, change the length of Purchase Periods within any Offer Period, determine the length of any future Offer Period, determine whether future Offer Periods shall be consecutive or overlapping, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable and which are consistent with the Plan.

        20.    Notices.    All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Administrator at the location, or by the person, designated by the Administrator for the receipt thereof.

        21.    Conditions Upon Issuance of Shares.    Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned Applicable Laws.

        22.    Term of Plan.    The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of five (5) years unless sooner terminated under Section 19.

        23.    Stockholder Approval.    Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

        24.    No Employment Rights.    The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or a Designated Parent or Subsidiary, and it shall not be deemed to interfere in any way with such employer's right to terminate, or otherwise modify, an employee's employment at any time.

        25.    No Effect on Retirement and Other Benefit Plans.    Except as specifically provided in a retirement or other benefit plan of the Company or a Designated Parent or Subsidiary, participation in the Plan shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Designated Parent or Subsidiary, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

        26.    Effect of Plan.    The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

        27.    Governing Law.    The Plan is to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties, except to the extent the internal laws of the State of Delaware are superseded by the laws of the United States. Should any provision of the Plan be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

        28.    Dispute Resolution.    The provisions of this Section 28 (and as restated in the Subscription Agreement) shall be the exclusive means of resolving disputes arising out of or relating to the Plan. The Company and the Participant, or their respective successors (the "parties"), shall attempt in good faith to resolve any disputes arising out of or relating to the Plan by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party's position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Plan shall be brought in the United States District Court for the District of New Jersey (or should such court lack jurisdiction to hear such action, suit or proceeding, in a New Jersey state court in Passaic County) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 28 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

        29.    Additional Restrictions of Rule 16b-3.    The terms and conditions of options granted hereunder to, and the purchase of share of Common Stock by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

Exhibit A

MDU Communications International, Inc.—2001 Employee Stock Purchase Plan
SUBSCRIPTION AGREEMENT

Effective with the Offer Period beginning on:                         , 2001

Personal Information.

Legal Name (Please Print)	Daytime Telephone

Street Address	Home Telephone

City, State, Country, Zip/Postal

Social Security No.
1.
Eligibility. Any Employee whose customary employment is more than 20 hours per week and more than 5 months per calendar year, who has been an Employee for more than 6 consecutive calendar months and who does not hold (directly or indirectly) five percent (5%) or more of the combined voting power of the Company, a parent or a subsidiary, whether in stock or options to acquire stock is eligible to participate in the MDU Communications International, Inc. 2001 Employee Stock Purchase Plan (the "ESPP"); provided, however, that Employees who are subject to the rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such Employees in the ESPP are not eligible to participate.

2.
Definitions. Each capitalized term in this Subscription Agreement shall have the meaning set forth in the ESPP.

3.
Subscription. I hereby elect to participate in the ESPP and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the ESPP. I have received a complete copy of the ESPP and a prospectus describing the ESPP and understand that my participation in the ESPP is in all respects subject to the terms of the ESPP. The effectiveness of this Subscription Agreement is dependent on my eligibility to participate in the ESPP.

4.
Payroll Deduction Authorization.

(a)
I hereby authorize payroll deductions from my Compensation during the Offer Period in the percentage specified below (payroll reductions may not exceed 50% of salary and 100% of bonus and other Compensation, subject to the overall limitation of no more than $25,000 per calendar year):

Percentage of Salary to be Deducted:                                                               %

Percentage of Bonus and other Compensation:                                               %

(b)
Direct Payment. As to the Initial Period only, I endorse payment in the following amount, which shall not exceed 50% of salary and 100% of bonus and other Compensation in calendar year 2001 (no more than $25,000):

Direct Payment Amount:                                                                         $

5.
ESPP Accounts and Purchase Price. I understand that all payroll deductions will be credited to my account under the ESPP. No additional payments may be made to my account. No interest will be credited on funds held in the account at any time including any refund of the account caused by withdrawal from the ESPP. All payroll deductions shall be accumulated for the purchase of

  Company Common Stock at the applicable Purchase Price determined in accordance with the ESPP.

6.
Withdrawal and Changes in Payroll Deduction. I understand that I may discontinue my participation in the ESPP at any time prior to an Exercise Date as provided in Section 10 of the ESPP, any accumulated payroll deductions will be applied automatically to purchase Company Common Stock. I may increase or decrease the rate of my payroll deductions in whole percentage increments to not less than one percent (1%) on one occasion during any Purchase Period by completing and timely filing a Change of Status Notice. Any increase or decrease will be effective for the full payroll period occurring after three (3) business days from the Company's receipt of the Change of Status Notice.

7.
Perpetual Subscription. I understand that this Subscription Agreement shall remain in effect for successive Offer Periods until I withdraw from participation in the ESPP, or termination of the ESPP.

8.
Taxes. I have reviewed the ESPP prospectus discussion of the federal tax consequences of participation in the ESPP and consulted with tax consultants as I deemed advisable prior to my participation in the ESPP. I hereby agree to notify the Company in writing within fifteen (15) days of any disposition (transfer or sale) of any shares purchased under the ESPP if such disposition occurs within two (2) years of the Enrollment Date (the first day of the Offer Period during which the shares were purchased) or within one (1) year of the Exercise Date (the date I purchased such shares), and I will make adequate provision to the Company for foreign, federal, state or other tax withholding obligations, if any, which arise upon the disposition of the shares. In addition, the Company may withhold from my Compensation any amount necessary to meet applicable tax withholding obligations incident to my participation in the ESPP, including any withholding necessary to make available to the Company any tax deductions or benefits contingent on such withholding.

9.
Dispute Resolution. The provisions of this Section 10 and Section 28 of the ESPP shall be the exclusive means of resolving disputes arising out of or relating to the Plan. The Company and I, or our respective successors (the "parties"), shall attempt in good faith to resolve any disputes arising out of or relating to the Plan by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party's position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the Company and I agree that any suit, action, or proceeding arising out of or relating to the Plan shall be brought in the United States District Court for the District of New Jersey (or should such court lack jurisdiction to hear such action, suit or proceeding, in a New Jersey state court in Passaic County) and that we shall submit to the jurisdiction of such court. The Company and I irrevocably waive, to the fullest extent permitted by law, any objection we may have to the laying of venue for any such suit, action or proceeding brought in such court. THE COMPANY AND I ALSO EXPRESSLY WAIVE ANY RIGHT WE HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 10 or Section 28 of the ESPP shall for any reason be held invalid or unenforceable, it is the specific intent of the Company and I that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

11.
Designation of Beneficiary. In the event of my death, I hereby designate the following person or trust as my beneficiary to receive all payments and shares due to me under the ESPP:

☐ I am single                                ☐ I am married

Beneficiary (please print)

Relationship to Beneficiary (if any)

Street Address of Beneficiary

City, State,Country, Zip/Postal

Social Security Number of Beneficiary

        12. Termination of ESPP. I understand that the Company has the right, exercisable in its sole discretion, to amend or terminate the ESPP at any time, and a termination may be effective as early as an Exercise Date, including the establishment of an alternative date for an Exercise Date within each outstanding Offer Period.

Date:	Employee Signature:
Spouse's signature (if new beneficiary is other than spouse):

Exhibit B

MDU Communications International, Inc.—2001 Employee Stock Purchase Plan
CHANGE OF STATUS NOTICE

        Participant Name (Please Print)

        Social Security Number

☐
Withdrawal and Purchase of Common Stock:

I hereby withdraw from the MDU Communications International, Inc. 2001 Employee Stock Purchase Plan (the "ESPP") and agree that my option and payroll deduction under the applicable Offer Period will be automatically terminated and all accumulated payroll deductions credited to my account will be applied to the purchase of Common Stock. No further payroll deductions will be made for the purchase of shares in the applicable Offer Period and I shall be eligible to participate in a future Offer Period only by timely delivery to the Company of a new Subscription Agreement.

☐
Change in Payroll Deduction:

I hereby elect to change my rate of payroll deduction under the ESPP as follows:

Percentage of Salary to be Deducted:                                                                               %

Percentage of Bonus and other Compensation to be Deducted:                                      %

An increase or a decrease in payroll deduction will be effective for the first full payroll period commencing no fewer than three (3) business days following the Company's receipt of this notice, unless this change is processed more quickly.

☐    Change of Beneficiary:                        ☐    I am single            ☐    I am married

This change of beneficiary shall terminate my previous beneficiary designation under the ESPP. In the event of my death, I hereby designate the following person or trust as my beneficiary to receive all payments and shares due to me under the ESPP:

New Beneficiary (please print)

Relationship to Beneficiary (if any)

Street Address of Beneficiary

City, State,Country, Zip/Postal

Social Security Number of Beneficiary

Date:	Employee Signature:
Spouse's signature (if new beneficiary is other than spouse):

Attachment C

MDU COMMUNICATIONS INTERNATIONAL, INC.
2001 STOCK OPTION PLAN

1.    INTERPRETATION

        1.1    Defined Terms—For the purposes of this Plan, the following terms shall have the following meanings:

        "Affiliate" means a Parent Corporation or a Subsidiary Corporation of a corporation;

        "Associate" means, where used to indicate a relationship with any Person,

  (i)
  any relative of that Person,

  (ii)
  any person of the opposite sex to whom that Person is married or with whom that Person is living in a conjugal relationship outside marriage,

  (iii)
  any relative of a Person mentioned in clause (ii) who has the same home as that Person,

  (iv)
  any partner of that Person,

  (v)
  any trust or estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar capacity, or

  (vi)
  any corporation of which such Person beneficially owns, directly or indirectly, voting securities carrying more than ten percent of the voting rights attached to all outstanding voting securities of the corporation;

        "Beneficial Owner" of a security includes any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has voting power over the security or the power to dispose or direct the disposition of the security, and any Person who uses a trust or other arrangement with the purpose or effect of divesting such Person of beneficial ownership as part of a plan to evade the reporting requirements of Section 13 of the Exchange Act shall be deemed to be the Beneficial Owner of the security;

        "Board" means the Board of Directors of the Company;

        "Code" means the United States Internal Revenue Code of 1986, as amended from time to time;

        "Committee" means a committee of the Board appointed in accordance with this Plan, or if no such committee is appointed, the Board itself;

        "Company" means MDU Communications International, Inc.

        "Date of Grant" means the date on which a grant of an Option is effective;

        "Direct or Indirect Ownership" of securities by a Person is calculated in accordance with the following rules:

  (i)
  the Person shall be deemed to own stock owned, directly or indirectly, by or for his brothers and sisters (including half-brothers and half-sisters), spouse, ancestors and lineal descendants, and

  (ii)
  stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust, shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries;

        "Disability" means a medically determinable physical or mental impairment expected to result in death or to last for a continuous period of not less than 12 months which causes an individual to be unable to engage in any substantial gainful activity;

        "Disposition" includes a sale, exchange, gift, or transfer of legal title, but does not include a pledge, hypothecation, transfer from a descendent to an estate, transfer by bequest or inheritance, or the other excepted circumstances referred to in Section 424(c) of the Code;

        "Domestic Relations Successor" means a person entitled to receive transfer of ownership of an Option pursuant to a Qualified Domestic Relations Order;

        "Effective Date" means the effective date of this Plan, which is the date this Plan was approved by the Board, which was March 20, 2001; provided, this Plan must be approved by the stockholders as provided in Section 18.1 and all Options granted prior to such stockholder approval shall be subject to such stockholder approval;

        "Exchange Act" means the Securities Exchange Act of 1934, as amended;

        "Fair Market Value" means:

  (i)
  where the Shares are listed for trading on a stock exchange or over the counter market, the closing price of the Shares on the stock exchange or over the counter market which is the principal trading market for the Shares, as may be determined for such purpose by the Committee;

  (ii)
  where the Shares are not listed for trading on a stock exchange or over the counter market, the value which is determined by the Committee to be the fair value of the Shares, taking into consideration all factors that the Committee deems appropriate, including, without limitation, recent sale and offer prices of the Shares in private transactions negotiated at arm's length;

        "Guardian" means the guardian, if any, appointed for an Optionee;

        "ISO" means an Option granted to an employee of the Company that qualifies as an "incentive stock option" for purposes of Section 422 of the Code and is therefore subject to favorable tax treatment under the Code;

        "ISO Optionee" means an Optionee to whom an ISO has been granted;

        "Modification" means any change in the terms of an Option which gives the Optionee additional benefits under the Option, but such change shall not include a change in the terms of an Option:

  (i)
  to make the Option not transferable other than by will or the laws of descent and distribution,

  (ii)
  to make the Option exercisable only by the Optionee during his lifetime,

  (iii)
  in the case of an Option not immediately exercisable in full, to accelerate the time within which the Option may be exercised, or

  (iv)
  attributable to the issuance or assumption of an Option by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation if the new Option or assumption of the old Option does not give the Optionee additional benefits which he did not have under the old Option;

        "Non-ISO" means an Option that is not an "incentive stock option" for purposes of Section 422 of the Code, and is therefore not subject to favorable tax treatment under the Code;

        "Non-ISO Optionee" means an Optionee to whom a Non-ISO has been granted;

        "Option" means an option to purchase Shares granted pursuant to the terms of this Plan;

        "Option Agreement" means a written agreement between the Company and an Optionee, specifying the terms of the Option being granted to the Optionee under this Plan;

        "Option Price" means the price at which an Option is exercisable to purchase Shares;

        "Optionee" means a person to whom an Option has been granted;

        "Parent Corporation" means any corporation in an unbroken chain of corporations ending with the Company if, at the Date of Grant, each corporation other than the Company owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain;

        "Person" means a natural person, company, government, or political subdivision or agency of a government; and where two or more Persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of an issuer, such syndicate or group shall be deemed to be a Person;

        "Plan" means this 2001 Stock Option Plan;

        "Qualified Domestic Relations Order" means a judgment or order which relates to the provision of child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent of an Optionee, made pursuant to domestic relations law of a state of the United States, and which meets all the requirements of Section 414(p) of the Code;

        "Qualified Successor" means a person who is:

  (i)
  entitled to ownership of an Option upon the death of an Optionee, pursuant to a will or the applicable laws of descent and distribution upon death, or

  (ii)
  a Domestic Relations Successor of an Optionee;

        "Shares" means shares of the Company's common stock, par value of $0.001 per share;

        "Subsidiary Corporation" means any corporation in an unbroken chain of corporations beginning with the Company if, at the Date of Grant, each of the corporations other than the last corporation owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain;

        "Term" means the period of time during which an Option is exercisable;

        "Terminating Event" means:

  (i)
  the dissolution or liquidation of the Company,

  (ii)
  a merger or consolidation of the Company with one or more corporations as a result of which, immediately following such merger or consolidation, the shareholders owning a majority of the Company, immediately prior to the merger or consolidation, as a group will hold less than a majority of the outstanding capital stock of the surviving corporation,

  (iii)
  the sale or other disposition of all or substantially all of the assets of the Company,

  (iv)
  the occurrence of an event whereby any Person or entity becomes the Beneficial Owner of Shares representing 50% or more of the combined voting power of the voting securities of the Company, or

  (v)
  a material change in the capital structure of the Company that is deemed to be a Terminating Event by virtue of the last sentence of Section 11.1 of this Plan or by virtue of Section 11.4 of this Plan;

        "Termination for Cause" means dismissal for willful material misconduct or failure to discharge duties, conviction or confession of a crime punishable by law (except minor violations), the performance of an illegal act involving moral turpitude while purporting to act in the Company's behalf, or engaging in activities directly in competition or antithetical to the best interests of the Company. If an Optionee is suspended pending an investigation of whether or not the Optionee shall be terminated for cause, all Optionee's rights under any option granted under this Plan shall likewise be suspended during the period of investigation.

2.    STATEMENT OF PURPOSE

        2.1    Principal purposes—The principal purposes of this Plan are to provide the Company, and its Affiliates, with the advantages of the incentive inherent in stock ownership on the part of employees, officers, directors, and consultants responsible for the continued success of the Company; to create in such individuals a proprietary interest in, and a greater concern for, the welfare and success of the

Company; to encourage such individuals to remain with the Company and its Affiliates; and to attract new employees, officers, directors and consultants to the Company and its Affiliates.

        2.2    ISOs and Non-ISOs—Under this Plan, the Company may grant either ISOs or Non-ISOs. Each ISO granted hereunder is intended to constitute an "incentive stock option," for the purposes of Section 422 of the Code, and this Plan and each such ISO is intended to comply with all of the requirements of Section 422 of the Code and of all other provisions of the Code applicable to "incentive stock options" and to plans issuing the same. Each Non-ISO granted hereunder is intended to constitute an Option that is not an "incentive stock option" for the purposes of Section 422 of the Code, and that does not comply with the requirements of Section 422 of the Code.

        2.3    Benefit to shareholders—This Plan is expected to benefit shareholders by enabling the Company and its Affiliates to attract and retain personnel of the highest caliber by offering them an opportunity to share in any increase in value of the Shares resulting from their efforts.

3.    ADMINISTRATION

        3.1    Board or Committee—This Plan shall be administered by the Board or by a Committee appointed in accordance with Section 3.2 or 3.4(b) below.

        3.2    Appointment of Committee—The Board may at any time appoint a Committee, consisting of not less than two of its members, to administer this Plan on behalf of the Board in accordance with such terms and conditions as the Board may prescribe, consistent with this Plan. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and appoint new members in their place, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer this Plan.

        3.3    Quorum and voting—A majority of the members of the Committee shall constitute a quorum, and, subject to the limitations in this Section 3, all actions of the Committee shall require the affirmative vote of members who constitute a majority of such quorum. Members of the Committee may vote on any matters affecting the administration of this Plan or the grant of Options pursuant to this Plan, except that no such member shall act upon the granting of an Option to himself (but any such member may be counted in determining the existence of a quorum at any meeting of the Committee during which action is taken with respect to the granting of Options to him).

        3.4    Powers of Committee—Any Committee appointed shall have the authority to do the following:

  (a)
  administer this Plan in accordance with its express terms;

  (b)
  determine all questions arising in connection with the administration, interpretation, and application of this Plan, including all questions relating to the value of the Shares;

  (c)
  correct any defect, supply any information, or reconcile any inconsistency in this Plan in such manner and to such extent as shall be deemed necessary or advisable to carry out the purposes of this Plan;

  (d)
  prescribe, amend, and rescind rules and regulations relating to the administration of this Plan;

  (e)
  determine the duration and purposes of leaves of absence from employment which may be granted to Optionees without constituting a termination of employment for purposes of this Plan;

  (f)
  do the following with respect to the granting of Options:

  (i)
  determine the employees, officers, directors, or consultants to whom Options shall be granted, based on the eligibility criteria set out in this Plan,

  (ii)
  determine whether such Options shall be ISOs or Non-ISOs,

    (iii)
    determine the terms and provisions of the Option Agreement to be entered into with any Optionee (which need not be identical with the terms of any other Option Agreement),

    (iv)
    amend the terms and provisions of Option Agreements, provided the Committee obtains:

    (A)
    the consent of the Optionee; and

    (B)
    the approval, if required, of any stock exchange on which the Company is listed,

    (v)
    determine when Options shall be granted,

    (vi)
    determine the number of Shares subject to each Option, and

  (g)
  make all other determinations necessary or advisable for administration of this Plan.

        3.5    Obtain regulatory approvals—In administering this Plan, the Committee will obtain any regulatory approvals, which may be required pursuant to applicable securities law or the rules of any stock exchange on which the Company is listed.

        3.6    Administration by Committee—The Committee's exercise of the authority set out in Section 3.4 shall be consistent with the intent that ISOs issued under this Plan be qualified under the terms of Section 422 of the Code, and that Non-ISOs shall not be so qualified. All determinations made by the Committee in good faith on matters referred to in Section 3.4 shall be final, conclusive, and binding upon all Persons. The Committee shall have all powers necessary or appropriate to accomplish its duties under this Plan. In addition, the Committee's administration of this Plan shall in all respects be consistent with the policies and rules of any stock exchange or over the counter market on which the Shares are listed.

4.    ELIGIBILITY

        4.1    Eligibility for ISOs—ISOs may be granted to any employee of the Company or an Affiliate, including directors or officers of the Company who are employees of the Company or an Affiliate. An Optionee who is not an employee of the Company or an Affiliate is not eligible to receive an ISO under this Plan.

        4.2    Eligibility for Non-ISOs—Non-ISOs may be granted to any employee, officer, director or consultant of the Company or an Affiliate.

5.    SHARES SUBJECT TO THE PLAN

        5.1    Number of Shares—The Committee, from time to time, may grant Options to purchase an aggregate of up to four million Shares, to be made available from authorized, but unissued or reacquired, Shares. The foregoing number of Shares shall be adjusted, where necessary, to take account of the events referred to in Section 11 hereof.

        5.2    Decrease in number of Shares subject to Plan—Upon exercise of an Option, the number of Shares thereafter available under this Plan and under the Option shall decrease by the number of Shares as to which the Option was exercised.

        5.3    Expiry of option—If an Option expires or terminates for any reason without having been exercised in full, the unpurchased Shares subject thereto shall again be available for the purposes of this Plan.

        5.4    Reservation of Shares—The Company will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.

6.    OPTION TERMS

        6.1    Option Agreement—With respect to each Option to be granted to an Optionee, the Committee shall specify the following terms in the Option Agreement between the Company and the Optionee:

  (a)
  whether such Option is an ISO or a Non-ISO;

  (b)
  the number of Shares subject to purchase pursuant to such Option;

  (c)
  the Date of Grant;

  (d)
  the Term, provided that:

  (i)
  the Term shall in no event be more than ten years following the Date of Grant; and

  (ii)
  if an ISO Option is granted to an Optionee who on the Date of Grant has Direct or Indirect Ownership of more than 10% of the total combined voting power of all classes of stock of the Company, the Term of the Option shall not exceed five years;

  (e)
  the Option Price, provided that,

  (i)
  the Option Price shall not be less than the Fair Market Value of the Shares; and

  (ii)
  if an ISO Option is granted to an Optionee who on the Date of Grant has Direct or Indirect Ownership of more than 10% of the total combined voting power of all classes of stock of the Company, then the Option Price shall be at least 110% of the Fair Market Value of the Shares on the Date of Grant;

  (f)
  any vesting schedule upon which the exercise of an Option is contingent; and

  (g)
  such other terms and conditions as the Committee deems advisable and are consistent with the purposes of this Plan.

        6.2    No grant after ten years from effective date—No Option shall be granted under this Plan later than ten years from the Effective Date of this Plan. Except as expressly provided herein, nothing contained in this Plan shall require that the terms and conditions of Options granted under this Plan be uniform.

7.    LIMITATION ON GRANTS OF OPTIONS

        7.1    Non-ISO if Exceed $100,000 (U.S.)—If the aggregate Fair Market Value of:

  (a)
  Shares underlying ISOs which have been granted to an Optionee under this Plan and which are exercisable for the first time during a calendar year, and

  (b)
  Shares underlying incentive stock options which have been granted to such Optionee under any other plan of the Company and which are exercisable for the first time during that calendar year,

exceeds $100,000 (U.S.), measured as of the Date of Grant, as such amount may be adjusted from time to time under Section 422(d) of the Code, then to the extent of such excess such Options shall be treated as Non-ISOs.

        7.2    ISO Optionee owning greater than 10% of voting securities —The Committee may grant an ISO to an employee of the Company who, at the Date of Grant, owns securities of the Company representing more than 10% of the total combined voting power of all classes of stock of the Company only if:

  (a)
  the Option Price is at least 110% of the Fair Market Value of the Shares at the Date of Grant; and

  (b)
  the Term is five years or less.

8.    EXERCISE OF OPTION

        8.1    Method of Exercise—Subject to any limitations or conditions imposed upon an Optionee pursuant to the Option Agreement or Section 6 above, an Optionee may exercise an Option by giving written notice thereof to the Company at its principal place of business or as otherwise indicated by the Company in writing.

        8.2    Payment of Option price—The notice described in Section 8.1 shall be accompanied by full payment of the aggregate Option Price to the extent the Option is so exercised, and full payment of any amounts the Company determines must be withheld for tax purposes from the Optionee pursuant to the Option Agreement. Such payment shall be:

  (a)
  in lawful money (US funds) in cash or by check;

  (b)
  at the discretion of the Committee and if such form of payment is permitted under the corporate laws then governing the Company, by delivery of the Optionee's personal recourse note bearing interest at a rate deemed appropriate by the Committee;

  (c)
  at the discretion of the Committee, and subject to all applicable securities laws, through delivery by the Optionee and/or withholding by the Company, of Shares having a market value as of the date of exercise equal to the cash exercise price of the Option plus any amounts that the Company determines must be withheld from the Optionee for U.S. or Canadian tax purposes. The market value of each of the Shares on the date of delivery shall be determined in good faith by the Committee, which determination shall be binding for all purposes hereunder; or

  (d)
  at the discretion of the Committee, by any combination of Sections 8.2(a) to 8.2(c) above.

        8.3    Issuance of stock certificate—As soon as practicable after exercise of an Option in accordance with Sections 8.1 and 8.2 above, the Company shall issue a stock certificate evidencing the Shares with respect to which the Option has been exercised. Until the issuance of such stock certificate, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to such Shares, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 below.

9.    TRANSFERABILITY OF OPTIONS

        9.1    Non-transferable—Except as provided otherwise in this Section 9, Options are non-assignable and non-transferable.

        9.2    Death of Optionee—If the employment of an Optionee as an employee or consultant of the Company or an Affiliate, or the position of an Optionee as a director of the Company or an Affiliate, terminates as a result of his or her death, any Options held by such Optionee shall pass to the Qualified Successor of the Optionee, and

  (a)
  in the case of an ISO, shall be exercisable by the Qualified Successor for a period of six months following such death, and

  (b)
  in the case of a Non-ISO, shall be exercisable by the Qualified Successor for a period of 12 months following such death.

        9.3    Disability of Optionee—If the employment of an Optionee as an employee or consultant of the Company or an Affiliate, or the position of an Optionee as a director of the Company, is terminated by the Company by reason of such Optionee's Disability, any Option held by such Optionee that could have been exercised immediately prior to such termination of employment shall be exercisable by such Optionee, or by his Guardian, for a period of one year following the termination of employment of such Optionee.

        9.4    Disability and death of Optionee—If an Optionee who has ceased to be employed by the Company, or an Affiliate, by reason of such Optionee's Disability dies within six months after the termination of such employment, any Option held by such Optionee that could have been exercised immediately prior to his or her death shall pass to the Qualified Successor of such Optionee, and shall be exercisable by the Qualified Successor

  (a)
  in the case of an ISO, for a period of six months following the death of such Optionee, and

  (b)
  in the case of a Non-ISO, for a period of 12 months following the death of such Optionee.

        9.5    Qualified Domestic Relations Order—In the event that a Qualified Domestic Relations Order mandates the transfer of any Option that could have been exercised immediately prior to the issuance of such order, such Option shall pass to the Domestic Relations Successor, and shall be exercisable by such person or persons in accordance with the terms of the applicable Option Agreement.

        9.6    Vesting—Options held by a Qualified Successor or exercisable by a Guardian shall, during the period prior to their termination, continue to vest in accordance with any vesting schedule to which such Options are subject.

        9.7    Unanimous agreement—If two or more persons constitute the Qualified Successor or the Guardian of an Optionee, the rights of such Qualified Successor or such Guardian shall be exercisable only upon the unanimous agreement of such persons.

        9.8    Deemed non-interruption of employment—Employment shall be deemed to continue intact during any military or sick leave or other bona fide leave of absence if the period of such leave does not exceed 90 days or, if longer, for so long as the Optionee's right to re-employment with the Company, or an Affiliate, is guaranteed either by statute or by contract. If the period of such leave exceeds 90 days and the Optionee's re-employment is not so guaranteed, then his or her employment shall be deemed to have terminated on the ninety-first day of such leave.

10.    TERMINATION OF OPTIONS

        10.1    Termination of Options—To the extent not earlier exercised or terminated in accordance with Section 9 above, an Option shall terminate at the earliest of the following dates:

  (a)
  the termination date specified for such Option in the Option Agreement;

  (b)
  where the Optionee's position as an employee, consultant or director of the Company, or an Affiliate, is Terminated for Cause effective as of the date of such Termination for Cause;

  (c)
  where the Optionee's position as an employee, consultant or director of the Company, or an Affiliate, terminates for a reason other than the Optionee's Disability, death, or Termination for Cause, 30 days after such date of termination, or upon the Optionee making written application to the Committee and receiving the written consent of the Committee, which consent may be given at the discretion of the Committee, up to 90 days after such date of termination;

  (d)
  the date of any sale, transfer, assignment or hypothecation, or any attempted sale, transfer, assignment or hypothecation, of such Option in violation of Section 9.1 above; and

  (e)
  the date specified in Section 11.2 below for such termination in the event of a Terminating Event.

11.    ADJUSTMENTS TO OPTIONS

        11.1    Alteration in capital structure—If there is a material alteration in the capital structure of the Company resulting from a recapitalization, stock split, reverse stock split, stock dividend, or otherwise, the Committee shall make such adjustments to this Plan and to the Options then outstanding under this Plan as the Committee determines to be appropriate and equitable under the circumstances, so that the proportionate interest of each holder of any such Option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustments may include, without limitation (a) a change in the number or kind of shares of stock of the Company covered by such Options, and (b) a change in the Option Price payable per share; provided, however, that the aggregate Option Price applicable to the unexercised portion of existing Options shall not be altered, it being intended that any adjustments made with respect to such Options shall apply only to the price per share and the number of shares subject thereto. For purposes of this Section 11.1, neither (i) the issuance of additional shares of stock of the Company in exchange for adequate consideration (including services), nor (ii) the conversion of outstanding preferred shares of the Company into Shares shall be deemed to be material alterations of the capital structure of the Company. If the Committee determines that the nature of a material alteration in the capital structure of the Company is such that it is not practical or feasible to make appropriate adjustments to this Plan or to the Options granted hereunder, such event shall be deemed a Terminating Event for the purposes of this Plan.

        11.2    Terminating Events—Subject to Section 11.3, all Options granted under this Plan shall terminate upon the occurrence of a Terminating Event, unless the Board decides otherwise prior to or in conjunction with the Termination Event.

        11.3    Notice of Terminating Event—The Committee shall give notice to Optionees not less than thirty days prior to the consummation of a Terminating Event. Upon the giving of such notice, all Options granted under this Plan shall, unless the Committee in its discretion shall determine otherwise, become immediately exercisable, notwithstanding any contingent vesting provision to which such Options may have otherwise been subject.

        11.4    Corporate reorganization—In the event of a "reorganization" as defined in this Section 11.4 in which the Company is not the surviving or acquiring corporation, or in which the Company is or becomes a wholly-owned subsidiary of another corporation after the effective date of the reorganization, then unless provision is made by the acquiring corporation for the assumption of each Option granted under this Plan, or the substitution of an option therefore, such that no Modification of any such Option occurs, all Options granted under this Plan shall terminate and such event shall be deemed a Terminating Event. For purposes of this Section 11.4, reorganization shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another corporation after the effective date of the reorganization.

        11.5    Acceleration of date of exercise—The Committee shall have the right to accelerate the date of exercise of any installment of any Option; provided that, without the consent of the Optionee with respect to any Option, the Committee shall not accelerate the date of any installment of any Option granted to an employee as an ISO (and not previously converted into a Non-ISO pursuant to Section 13 below) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Section 7.1 above.

        11.6    Determinations to be made by Committee—Adjustments and determinations under this Section 11 shall be made by the Committee, whose decisions as to what adjustments or determination shall be made, and the extent thereof, shall be final, binding, and conclusive.

12.    TERMINATION AND AMENDMENT OF PLAN

        12.1    Termination of Plan—Unless earlier terminated as provided in Section 11 above or in Section 12.2 below, this Plan shall terminate on, and no Option shall be granted under this Plan, after ten years has passed from the Effective Date.

        12.2    Power of Committee to terminate or amend Plan—The Committee may terminate, suspend or amend the terms of this Plan; provided, however, that, except as provided in Section 11 above, the Committee may not do any of the following without obtaining, within 12 months either before or after the Committee's adoption of a resolution authorizing such action, approval thereof by the Company's stockholders:

  (a)
  increase the aggregate number of Shares which may be issued under this Plan;

  (b)
  materially modify the requirements as to eligibility for participation in this Plan, or change the designation of the employees or class of employees eligible to receive ISOs under this Plan; or

  (c)
  make any change in the terms of this Plan that would cause the ISOs granted hereunder to lose their qualification as "incentive stock options" under Section 422 of the Code.

        12.3    No grant during suspension of Plan—No Option may be granted during any suspension, or after termination, of this Plan. Amendment, suspension, or termination of this Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

13.    CONVERSION OF ISOS INTO NON-ISOS

        13.1    Conversion of ISOs into Non-ISOs—At the written request of any ISO Optionee, the Committee may in its discretion take such actions as may be necessary to convert such Optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-ISOs at any time prior to the expiration of such ISOs, regardless of whether the Optionee is an employee of the Company at the time of such conversion. Such actions include, but shall not be limited to, extending the exercise period of such ISOs. At the time of such conversion, the Committee, with the consent of the Optionee, may impose such conditions on the exercise of the resulting Non-ISOs as the Committee in its discretion may determine, provided that such conditions are consistent with this Plan. Nothing in this Plan shall be deemed to give any Optionee the right to have such Optionee's ISOs converted into Non-ISOs, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the Optionee, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

14.    CONDITIONS PRECEDENT TO ISSUANCE OF SHARES

        14.1    Compliance with securities laws—Shares shall not be issued pursuant to the exercise of any Option unless the exercise of such Option and the issuance and delivery of such Shares comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, any applicable state or provincial securities law, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed or otherwise traded.

        14.2    Representations by Optionee—As a condition precedent to the exercise of any Option, the Company may require the Optionee to represent and warrant, at the time of exercise, that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such representations and warranties are required by any applicable law.

        14.3    Regulatory approval to issuance of Shares—The Company's inability to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability with respect to the failure to issue or sell such Shares.

15.    USE OF PROCEEDS

        15.1    Use of Proceeds—Proceeds from the sale of Shares pursuant to the Options granted and exercised under this Plan shall constitute general funds of the Company and shall be used for general corporate purposes.

16.    NOTICES

        16.1    Notices—All notices, requests, demands and other communications required or permitted to be given under this Plan and the Options granted under this Plan shall be in writing and shall be either served personally on the party to whom notice is to be given, in which case notice shall be deemed to have been duly given on the date of such service; or mailed to the party to whom notice is to be given, by first class mail, registered or certified, return receipt requested, postage prepaid, and addressed to the party at his or its most recent known address, in which case such notice shall be deemed to have been duly given on the tenth postal delivery day following the date of such mailing.

17.    MISCELLANEOUS PROVISIONS

        17.1    No obligation to exercise—Optionees shall be under no obligation to exercise Options granted under this Plan.

        17.2    No obligation to retain Optionee—Nothing contained in this Plan shall obligate the Company to retain an Optionee as an employee, officer, director, or consultant for any period, nor shall this Plan interfere in any way with the right of the Company to reduce such Optionee's compensation.

        17.3    Binding agreement—The provisions of this Plan and each Option Agreement with an Optionee shall be binding upon such Optionee and the Qualified Successor or Guardian of such Optionee.

        17.4    Use of terms—Where the context so requires, references herein to the singular shall include the plural, and vice versa, and references to a particular gender shall include either or both genders.

18.    SHAREHOLDER APPROVAL TO PLAN

        18.1    Shareholder approval to Plan—This Plan must be approved by the Company's stockholders within one (1) year of the Effective Date.

MDU COMMUNICATIONS INTERNATIONAL, INC.
60-D Commerce Way
Totowa, New Jersey 07512

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Sheldon Nelson and Douglas Hooper, or either of them, as proxies, with the power to appoint his substitute, to vote for and on behalf of the undersigned, all the shares of common stock of MDU Communications International, Inc. held of record by the undersigned on August 5, 2004, with all of the powers which the undersigned would possess if personally present at the Annual Meeting of Stockholders to be held on August 5, 2004, or any adjournment or postponement thereof, as follows:

PROPOSAL 1:	FOR	WITHHELD
Election of Directors
(1) Sheldon Nelson (3-year term)	☐	☐
(2) John Boyle (2-year term)	☐	☐
(3) Doug Hooper (2-year term)	☐	☐
(4) Edward Huguez (2-year term)	☐	☐
	FOR	AGAINST	ABSTAIN
PROPOSAL 2: Ratify the selection of JH Cohn LLP as the Company's Independent Public Accountants.	☐	☐	☐
PROPOSAL 3: Amend the Certificate of Incorporation to increase authorized shares.	☐	☐	☐
PROPOSAL 4: Increase shares available under the 2001 Employee Stock Purchase Plan.	☐	☐	☐
PROPOSAL 5: Increase shares available under the 2001 Stock Option Plan.	☐	☐	☐

        In their discretion, the holders of this proxy are authorized to vote upon such other business as may properly come before the Meeting. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THIS PROXY CARD. MANAGEMENT RECOMMENDS A VOTE FOR ALL DIRECTORS AND FOR THE OTHER MATTERS DESIGNATED ON THIS PROXY CARD; IF NO SPECIFICATION IS MADE, A VOTE FOR ALL OF SUCH DIRECTORS AND MATTERS WILL BE ENTERED. Even if you plan to attend the Meeting, please vote, date, sign and return this Proxy in the accompanying envelope.

Please sign below, date and return promptly.

Signature:                                                               Date:

IMPORTANT:    Please sign exactly as name appears hereon. When signing on behalf of a corporation, partnership, estate, trust or in other representative capacity, please sign name and title. If executed by a corporation, the proxy should be signed by a duly authorized officer. If executed by a partnership, please sign in the partnership name by an authorized person. If stock is held jointly, each joint owner should sign.

QuickLinks

MDU COMMUNICATIONS INTERNATIONAL, INC. 60-D Commerce Way Totowa, New Jersey 07512 Tel: (973) 237-9499 Fax: (973) 237-9243
MDU COMMUNICATIONS INTERNATIONAL, INC. 60-D Commerce Way Totowa, New Jersey 07512 Tel: (973) 237-9499 Fax: (973) 237-9243
MDU COMMUNICATIONS INTERNATIONAL, INC. 60-D Commerce Way Totowa, New Jersey 07512
PROXY STATEMENT
PROPOSAL 1: ELECTION OF DIRECTORS
PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR
PROPOSAL 3: TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 70,000,000.
PROPOSAL 4: APPROVAL OF THE INCREASE IN NUMBER OF SHARES ISSUABLE UNDER COMPANY'S 2001 EMPLOYEE STOCK PURCHASE PLAN FROM 2,000,000 TO 2,800,000 SHARES.
PROPOSAL 5: APPROVAL OF INCREASE IN THE NUMBER OF SHARES ISSUABLE UNDER THE COMPANY'S 2001 STOCK OPTION PLAN FROM 4,000,000 TO 5,600,000 SHARES.
SUMMARY COMPENSATION TABLE
Attachment A
CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF MDU COMMUNICATIONS INTERNATIONAL, INC.
Attachment B
MDU COMMUNICATIONS INTERNATIONAL, INC. 2001 EMPLOYEE STOCK PURCHASE PLAN
Exhibit A
MDU Communications International, Inc.—2001 Employee Stock Purchase Plan SUBSCRIPTION AGREEMENT
Effective with the Offer Period beginning on: , 2001
Exhibit B
MDU Communications International, Inc.—2001 Employee Stock Purchase Plan CHANGE OF STATUS NOTICE
Attachment C
MDU COMMUNICATIONS INTERNATIONAL, INC. 2001 STOCK OPTION PLAN
MDU COMMUNICATIONS INTERNATIONAL, INC. 60-D Commerce Way Totowa, New Jersey 07512
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS